Memorandum Number: _________

Name of Offeree: _____________________________

MCIG, INC

CONFIDENTIAL PRIVATE PLACEMENT MEMORANDUM

July 1, 2017

2831 St. Rose Parkway, Suite 200
Henderson, NV 89053
Tel: (310) 402-6937
Fax: (321) 421-6616

120 UNITS

each unit consisting of 100,000 shares of Common Stock of mCig, Inc., and Warrants for 50,000 Common
Shares at $0.25 per share

$3,000,000

Offering Price – $25,000 per unit
Minimum Subscription - 20 Units
Total Offering – 120 Units

MCIG SATELLITES LIMITED

CONFIDENTIAL PRIVATE PLACEMENT MEMORANDUM

Minimum Amount: 20 Units ($500,000)

Maximum Amount: 120 Units ($3,000,000)

$25,000 per Unit

MCig, Inc., a Nevada corporation (the “Company”), is offering 120 Units (the “Units”) solely to accredited investors, as that term is defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”) at a price of $25,000 per Unit.  This offering will expire on September 30, 2017 unless extended by the Company.  The Company retains the right to reject all or part of any particular subscription and to terminate the offering at any time.  See “Terms of the Offering.”

This Confidential Private Placement Memorandum (the “Memorandum”) has been prepared by the Company and is being furnished solely for the confidential use of accredited and institutional investors to assist them in evaluating a possible investment in the Company. The contents of the Memorandum are the sole responsibility of the Company.  This memorandum was prepared to assist prospective investors in their review of the offering.  However, investors must rely on their own examination of the Company and the terms of the offering, including the merits and risk involved.  Prospective investors are urged to seek the advice of qualified professionals, including tax advisors and legal counsel, before making an investment decision.

This Memorandum contains forward-looking statements concerning the Company’s and management’s plans, intentions, strategies, expectations, predictions, financial projections and beliefs concerning the Company’s future activities and results of operations and other future events and conditions.  Actual results, events or conditions could differ materially from those projected by the Company due to a variety of factors, some of which are beyond the control of the Company.  See “Forward-Looking Statements” and “Risk Factors — Projections.”

AN INVESTMENT IN THE COMPANY INVOLVES A HIGH DEGREE OF RISK (SEE “RISK FACTORS”).  This offering is available only to sophisticated investors with substantial resources who are experienced in this type of investment, and who are able to bear the economic risks involved.  See the Subscription Agreement attached as Appendix B to this Memorandum for certain representations and warranties an investor will be required to make.  Investment in the Company should be considered only by persons who can afford a total loss of their investment.

THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT NOR UNDER ANY STATE SECURITIES LAWS.  THE INFORMATION CONTAINED IN THIS MEMORANDUM HAS NOT BEEN APPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR BY ANY STATE SECURITIES COMMISSION OR SIMILAR BODY.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

IMPORTANT NOTICES

CONFIDENTIALITY

THIS CONFIDENTIAL MEMORANDUM (THE “MEMORANDUM”) AND ITS CONTENTS ARE THE PROPERTY OF EPIC WEAPONS, INC.  THE INFORMATION CONTAINED IN THIS MEMORANDUM IS INTENDED TO ALLOW THE RECIPIENT HEREOF TO EVALUATE THE MERITS AND RISKS OF BECOMING A SHAREHOLDER OF THE COMPANY.  BY ACCEPTING DELIVERY OF THIS MEMORANDUM, THE RECIPIENT AGREES TO RETURN THIS MEMORANDUM AND ALL RELATED DOCUMENTS, IF ANY, TO THE COMPANY UPON REQUEST.  ANY DISTRIBUTION OF THIS MEMORANDUM WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMPANY MAY RESULT IN A VIOLATION OF FEDERAL OR STATE SECURITIES LAWS AND IS THEREFORE PROHIBITED.

OFFERING ONLY TO NAMED OFFEREES; SUBJECT TO MODIFICATION BY THE COMPANY

THIS MEMORANDUM DOES NOT CONSTITUTE AN OFFER OF SECURITIES TO ANY PERSON OTHER THAN THE NAMED OFFEREES.  THIS OFFERING IS MADE SUBJECT TO WITHDRAWAL, CANCELLATION OR MODIFICATION BY THE COMPANY WITHOUT NOTICE.

POSSIBLE LOSS OF INVESTMENT

THE SECURITIES ARE BEING OFFERED IN A PRIVATE PLACEMENT TO A LIMITED NUMBER OF ACCREDITED INVESTORS AS DEFINED IN REGULATION D UNDER THE SECURITIES ACT OF 1933, AS AMENDED. NO ONE SHOULD INVEST IN THE UNITS WHO DOES NOT HAVE ADEQUATE FINANCIAL MEANS TO BEAR THE LOSS OF HIS, HER OR ITS ENTIRE INVESTMENT.

NO MARKET FOR THE UNITS; LIMITATIONS ON TRANSFER

THE UNITS AND THEIR UNDERLYING SECURITIES HAVE NOT BEEN REGISTERED UNDER UNITED STATES FEDERAL OR STATE SECURITIES LAWS AND MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED OR ASSIGNED FOR VALUE, DIRECTLY OR INDIRECTLY, NOR MAY THE SECURITIES BE TRANSFERRED ON THE BOOKS OF THE COMPANY, WITHOUT REGISTRATION OF SUCH SECURITIES UNDER ALL APPLICABLE FEDERAL OR STATE SECURITIES LAWS OR COMPLIANCE WITH AN APPLICABLE EXEMPTION THEREFROM. THE COMPANY MAY REQUIRE, AT ITS OPTION, AN OPINION OF THE SHAREHOLDER’S COUNSEL, IN A FORM ACCEPTABLE TO THE COMPANY, THAT NO VIOLATION OF FEDERAL SECURITIES LAWS WOULD RESULT FROM ANY PROPOSED TRANSFER OR ASSIGNMENT.

ALTHOUGH THE COMPANY MAY IN THE FUTURE OFFER ITS SECURITIES TO THE PUBLIC, IT IS NOT CURRENTLY ANTICIPATED THAT ANY PUBLIC MARKET FOR THE UNITS OR THEIR UNDERLYING SECURITIES WILL DEVELOP. CONSEQUENTLY, SHAREHOLDERS MAY NOT BE ABLE TO LIQUIDATE THEIR INVESTMENT IN THE EVENT OF AN EMERGENCY OR FOR ANY OTHER REASON. IN ADDITION, THE UNITS OR THEIR UNDERLYING SECURITIES MAY NOT BE READILY ACCEPTABLE AS COLLATERAL FOR A LOAN. A PURCHASE OF THE UNITS SHOULD BE CONSIDERED ONLY AS A LONG-TERM INVESTMENT.

DOES NOT CONSTITUTE LEGAL OR TAX ADVICE

PROSPECTIVE INVESTORS ARE NOT TO CONSTRUE THE CONTENTS OF THIS MEMORANDUM, OR ANY PRIOR OR SUBSEQUENT COMMUNICATIONS FROM THE COMPANY OR ANY OF ITS OFFICERS, EMPLOYEES OR REPRESENTATIVES AS LEGAL OR TAX ADVICE OR AS INFORMATION NECESSARILY APPLICABLE TO ANY PROSPECTIVE INVESTOR’S PARTICULAR FINANCIAL SITUATION. EACH INVESTOR SHOULD CONSULT HIS, HER OR ITS OWN FINANCIAL ADVISOR, COUNSEL AND ACCOUNTANT AS TO TAX AND RELATED MATTERS CONCERNING THIS INVESTMENT.

LIMITATION ON INFORMATION AND REPRESENTATIONS

NO PERSON HAS BEEN AUTHORIZED IN CONNECTION WITH THIS OFFERING TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS MEMORANDUM. INFORMATION OR REPRESENTATIONS NOT CONTAINED IN THIS MEMORANDUM, IF GIVEN OR MADE, MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. UNLESS OTHERWISE INDICATED, STATEMENTS CONTAINED IN THIS MEMORANDUM ARE MADE AS OF THE DATE SET FORTH ON THE COVER PAGE HEREOF AND DO NOT REFLECT ANY EVENTS THAT MAY HAVE OCCURRED SUBSEQUENT THERETO.

OFFERED ONLY IN AUTHORIZED JURISDICTIONS

THIS MEMORANDUM DOES NOT CONSTITUTE AN OFFER OR SOLICITATION IN ANY JURISDICTION IN WHICH SUCH OFFER OR

SOLICITATION IS NOT AUTHORIZED.

	TABLE OF CONTENTS
SUMMARY OF THE OFFERING		7
FORWARD-LOOKING STATEMENTS		7
TERMS OF THE OFFERING		9
RISK FACTORS		12
USE OF PROCEEDS		15
RECENT DEVELOPMENTS		16
THE COMPANY		16
PRINCIPAL SHAREHOLDERS		27
DESCRIPTION OF CAPITAL		28

APPENDICIES

Appendix A	-	Financial Projections
Appendix B	-	Historical Financials
Appendix C	-	Subscription Agreement
Appendix D	-	Form of Resolution and Certificate of Designation of Series A Convertible Preferred Stock
Appendix E	-	Form of Warrant

INTRODUCTION

This Memorandum provides information concerning the offer of mCig, Inc., a Nevada corporation (the “Company”). The sole purpose of this Memorandum is to assist the recipient in deciding whether to proceed with an investment in the Company. Investment in the Company involves high risk and is suitable only for persons who can afford to lose their entire investment.

This Memorandum consists of the following documents:

The Summary, including a brief description of the Company and a Summary of the Offering.

The Terms of this Offering, including a Description of the Offering, Risk Factors, Use of Proceeds, Price Range of Common Stock, the Company’s Capitalization, Plan of Distribution and a Description of the Units and Capital Stock.

Form of Subscription Documentation Package (including the Investor Questionnaire).

Form of Warrant.

Prospective investors should read this Memorandum carefully and in full before making any decision regarding this investment and should pay particular attention to “Risk Factors” included herein.

This Memorandum does not purport to contain all the information that a prospective investor may desire in investigating the Company.

This Memorandum is protected under state trade secret law and the Copyright Act of 1976, as amended, and may not be photocopied, reproduced, distributed or its contents disclosed to others at any time without the prior written consent of the Company. Upon request, or if the recipient does not purchase any of the securities described herein prior to termination of the Offering, the recipient will promptly return all material received from the Company (including this Memorandum) without retaining any copies thereof.

This Memorandum has been prepared for informational purposes relating to the contemplated transaction only and with the express understanding that it will be used for only the purposes set forth above.

The Company has not authorized any person to give any information or make any representation other than those contained herein, and if any such information or representation is given or made, it must not be relied upon as being authorized by the Company.

Any investor may ask questions and receive answers concerning the terms and conditions of this Offering or request additional information to verify the information contained herein by contacting:

Michael W. Hawkins, Chief Financial Officer
Tel: 321-508-6516
Email: mhawkins@mciggroup.com

Any additional information furnished by the Company shall be proprietary and confidential.

The Units are being offered for sale by the Company on a “reasonable efforts”. This is a private offering and no advertising or general solicitation will be used.

SUMMARY OF THE OFFERING

MCig, Inc.,, formed in 2010 as a corporation under the laws of the State of Nevada. Unless otherwise specified, MCig, Inc., is hereinafter referred to collectively as the “Company” or “mCig.”

PRINCIPAL BUSINESS: Originally, we were formed to open and operate a full service day spa in Montrose, California. In October 2013 we repositioned ourselves as a technology company focused on two long-term secular trends sweeping the globe: (1) The decriminalization and legalization of marijuana for medicinal or recreational purposes; and, (2) the adoption of electronic vaporizing cigarettes (commonly known as “eCigs”). The Company initially earned revenue through wholesale and retail sales of electronic cigarettes, vaporizers, and accessories in the United States. It offered electronic cigarettes and related products through its online store at www.mcig.org, as well as through the company’s wholesale, distributor, and retail programs. We expanded operations to include the VitaCig brand in 2014. In 2015 we began offering hemp based cannabinoid (“CBD”) products through various websites. In 2016 the Company expanded its products and services to include construction. In 2017 we added consulting services in the cannabis industry. In addition, we launched a social media platform, 420Cloud, in the cannabis markets.

The Company continues to look at strategic acquisitions and product and service developments for future growth. We are currently incubating a cannabis supply company.

See “The Company,” “The Business,” and “Marketing and Sales Plan.”

TERMS OF OFFERING: The units (the “Units”), each Unit being comprised of 100,000 shares of Common Stock of MCig, Inc., at $0.25 per share, and a Warrant to purchase 50,000 Common shares of MCig, Inc., at $0.50 per share, are offered by the Company only to persons deemed by the Company to qualify as “accredited investors” under Regulation D under the Securities Act. The minimum subscription is 1 Unit ($25,000), subject to the option of the Company in its sole discretion to accept a lesser amount. See “Terms of the Offering.”

USE OF PROCEEDS: The proceeds of this offering will be used principally to provide working capital and capital expenditures necessary to expand services through acquisitions, to include a cultivation, distribution, production, and/or dispensary license in the cannabis markets. See “Use of Proceeds.”

MCig is authorized to issue up to 560,000,000 shares of Common Stock at $0.0001 par value; 23,000,000 Series A Preferred Stock at $0.0001 par value. At the time of closing, there will be 12,750,000 Series A Preferred Issued and Outstanding, and 3398,094,258 common shares issued and outstanding. See “Description of Capital” and “Principal Shareholders.”

The incorporator of the business was Paul Rosenberg. For a description of the Company’s top management, see “Management.”

The Company is a holding company. Currently the Company owns 100% of MCig Internet Sales, Inc., a Florida corporation which conducts online retail sales of CBD products; 100% of VitaCig, Inc., a Florida Corporation, Vapolution, Inc., a Delaware corporation, which sales e-Cigarettes and accessories, Tuero Capital, Inc., a Florida corporation which provides finance consulting services, and Grow Contractors, Inc., a Nevada company, which provides construction and consulting services. There can be no assurances that the Company’s projected revenues will be reached. An investment in the Units involves a high degree of risk. See “Risk Factors.”

FORWARD-LOOKING STATEMENTS

Statements and projections contained in this Memorandum that are not based on historical fact, including but not limited to statements containing the words “believes,” “anticipates,” “intends,” “expects” and words of similar import, as well as all projections of future results, constitute “forward-looking statements.” This Memorandum contains forward-looking statements and projections concerning the Company’s or management’s plans, intentions, strategies, expectations, predictions and financial projections concerning the Company’s future activities and results of operations and other future events or conditions. Sections of this Memorandum containing such statements include, but are not limited to “Executive Summary,” “Risk Factors,” “Use of Proceeds,” and “The Company” (including subsections) and Appendix A - “Financial Statements and Projections.”

It is important to note that the Company’s actual results or activities or actual events or conditions could differ materially from those projected by the Company from such forward-looking statements. The plans, strategies and intentions of management may change based on increased experience with the Company’s business model as well as in response to competition, general economic trends, or perceived opportunities, risks or other developments. Projections concerning the Company’s future results of operation and expansion plans are based on a number of assumptions and estimates made by management concerning, among other things, customer acceptance of and demand for the Company’s services and products, the timely availability of capital on acceptable terms, the Company’s ability to identify to attract and retain qualified support staff and personnel, research and development costs and expenses and other future events and conditions. These estimates and assumptions are believed by management to be reasonable, but are dependent upon facts and conditions that are uncertain and unpredictable. To the extent that actual events differ materially from management assumptions and estimates, actual results will differ from those projected. See “Risk Factors - Projections.”

TERMS OF THE OFFERING

Issuer Securities Being Offered

MCig, Inc., a Nevada corporation (the “Company”).

Subject to the terms of this Memorandum, the Company is offering (the “Offering”) a minimum of 20 Units (the “Minimum Amount”) and a maximum of 120 Units (the “Maximum Amount”), each unit (each a “Unit”) consisting of: 25,000 shares of Common Stock at $0.25 per share. In addition, Investors will receive a five-year warrant (the “Warrants”) to buy 50,000 shares of Common Stock purchased at an exercise price of $0.50 per share.

Minimum Investment	20 Units ($500,000). The Company may accept investments for less than the minimum investment amount in its sole discretion.

Offering Size	Minimum Amount: $ 500,000 Maximum Amount: $ 3,000,000

Plan of Offering

The Company will offer the Minimum Amount on a “reasonable efforts, all or none” basis and, thereafter, an additional 100 Units will be offered on a “reasonable efforts” basis.

Affiliates of the Company (including their respective officers, directors, employees and affiliates) may purchase Units in this Offering. Any of such purchases may be used to satisfy the Minimum Amount. See “Plan of Offering.”

Securities Outstanding Prior to This Offering: Common Stock (1) Preferred Stock Securities Outstanding After This Offering: Common Stock (1)

386,094,258 shares as of the date of this Memorandum

12,750,000 shares as of the date of this Memorandum

390,094,258 shares if the Minimum Amount being offered hereby is sold; 398,094,258 shares if all of the Units being offered are sold.

Preferred Stock Payment and Escrow

12,750,000 Series A Preferred Stock

The purchase price for the Units is payable in U.S. dollars upon delivery of the Subscription Agreement (included in the Subscription Documentation Package attached hereto as Annex A). All subscription funds will be held in a non-interest bearing escrow account in the Company’s name at the Law Offices of Thomas G. Amon, located in New York, New York, or with such other escrow agent as may be appointed by the Company. In the event that the Company does not receive and accept subscriptions for at least the Minimum Amount on or before August 30, 2017, subject to extension to September 31, 2017 in the discretion of the Company, the Company will refund all

(1) Excludes: (i) all shares of Common Stock issuable upon exercise of the Stock Options and Warrants; (ii)16,000,000 shares of Common Stock issuable upon exercise of stock options outstanding;

subscription funds, without interest thereon. If the Company rejects a subscription, either in whole or in part (which decision is in the sole discretion of the Company), the rejected subscription funds, or the rejected portion thereof, will be returned promptly to such investor without interest thereon.

Eligible Investors........................................................

Only investors who are “accredited investors” within the meaning of Rule 501 of Regulation D as promulgated under the Securities Act are eligible to purchase Units. Investors will be required to make certain representations with respect to their status and business experience and to represent, among other things, that they have received a copy of this Memorandum, that they understand the terms and risks of this Offering, and that they are capable of withstanding a loss of their entire investment in the Units.  See “Investor Suitability Standards.”

Description of Warrants............................................

Investors’ Warrants are exercisable at an exercise price of $0.50 per share at any time within five years from the Closing. The Warrants provide for broad based weighted average price protection as well as customary anti-dilution adjustments in the event of stock splits and stock dividends. The unexercised Warrants do not confer any voting rights or any other rights as a Company stockholder.  The form of Warrant is attached hereto as Appendix F.

Use of Proceeds..........................................................	The proceeds of this Offering will be used by the Company for working capital and acquisitions. See “Use of Proceeds.”
Risk Factors.................................................................

The securities being offered hereby involve a high degree of risk and should be considered only by persons who can afford the loss of their entire investment.  See the “Risk Factors” section of this Memorandum, the risk factors contained throughout the Company’s filings with the SEC, and the risk factors contained in the other documents incorporated herein by reference.  See “Incorporation of Certain Documents by Reference.”

Restrictions on Transferability.................................

Neither the Common Stock, the Warrants nor the Common Stock issuable upon exercise of the Warrants have been registered under the Securities Act.  As such, they constitute “restricted securities” under the Securities Act.  Such securities may not be sold or otherwise transferred unless they are registered under the Securities Act and applicable state laws or unless exemptions from registration are available under such laws.

Suitability Standards

Units will be sold only to investors who represent to the satisfaction of the Company that they are: (1) ”accredited investors,” as defined in Rule 501(a) of Regulation D under the Securities Act; (2) acquiring the Units for their own account, for investment only, and not with a view toward resale or distribution; and (3) aware that their transfer rights are restricted by applicable federal and state securities laws and by the absence of a market for the Units.  The offering will be further restricted to investors who have, in the opinion of the Company, such knowledge and experience in business and financial matters that, together with their advisors, if any, they are capable of evaluating the merits and risks of this investment.  Investors also will be required to meet the additional qualifications set forth in the Subscription Agreement and the additional suitability standards, if any, imposed by the jurisdictions in which the Units are sold.

An accredited investor includes a person either (i) whose net worth exceeds $5,000,000, or (ii) who had income in excess of $1,000,000 in each of the two most recent years and reasonably expects to have income in excess of $2,000,000 in the current year ($3,000,000 for joint income with spouse). There are other categories of accreditation. Please review the subscription documents carefully and thoroughly to ensure that this investment is suitable for one and that one may participate in this offering.

The lack of liquidity of an investment in the Units makes the purchase suitable only for persons who have substantial net worth and who can bear the risk of a complete loss of their investment. The purchase of Units represents a long term investment involving significant risks and is suitable only for those persons who understand the nature of the risks involved and who have adequate means of providing for their current needs and personal contingencies. See “Risk Factors.”

THE SUITABILITY STANDARDS DISCUSSED ABOVE REPRESENT MINIMUM SUITABILITY STANDARDS FOR PROSPECTIVE INVESTORS. EACH PROSPECTIVE INVESTOR SHOULD DETERMINE WHETHER AN INVESTMENT IN THE UNITS IS APPROPRIATE IN HIS, HER OR ITS PARTICULAR CIRCUMSTANCES.

Subscriptions for Units

To subscribe for Units in this offering, each investor who meets the suitability standards described above must execute the Subscription Agreement, attached at Appendix C, and deliver it to the Company, together with a check in payment of the aggregate subscription price for the Units, made out to “MCig Satellites Limited Escrow”

The Subscription Agreement provides that a subscriber irrevocably authorizes the release of the subscription price to the Company upon the acceptance of his, her or its subscription in accordance with the terms of this offering. The Subscription Agreement further contains certain significant representations and warranties that an investor will be required to make as a condition of his, her or its purchase of the Units, including those described under “Suitability Standards” above.

Acceptance of Subscriptions

The Company reserves the right to allot purchases, accept purchases out of order, accept subscriptions for less than the minimum amount, and reject all or part of any subscription for any reason, and at any time (including after initial acceptance). If a subscription is accepted for fewer than the number of Units subscribed for, the Company will not require delivery of a new Subscription Agreement.

Unless initially rejected by the Company, subscriber funds delivered at the time of subscription will be deposited into a segregated account (“Segregated Account”) maintained by the Company with its bank. If a subscription is not accepted, or is accepted for less than the full amount, or if the offering does not close, any subscriber funds not applied to the purchase of Units will be returned with interest (if any) less any bank fees as soon as practicable after closing or termination of the offering. All interest received by investors on segregated funds will be taxed as ordinary income to them.

Closing

On the date of Closing, the funds held in the Segregated Account for each subscriber whose subscription is accepted will be released to the Company and each such subscriber will become a Shareholder of the Company. As soon as practicable following Closing, the Company will issue to each new Shareholder one or more certificates evidencing such Shareholder’s interests in the Company. Such certificates will not be freely transferable and will bear restrictive legends.

RISK FACTORS

Investing in our securities involves a high degree of risk. You should carefully consider the following risk factors as well as other information contained herein, including our financial statements and the related notes. The risks and uncertainties described below are not the only ones facing us. Additional risks and uncertainties that we are unaware of, or that we currently deem immaterial, also may become important factors that affect us. If any of the following risks occur, our business, financial condition or results of operations could materially and adversely affected. In that case, the trading price of our securities could decline, and you may lose some or all of your investment.

RISK RELATED TO OUR BUSINESS AND INDUSTRY

We have incurred losses in the past and cannot assure you that we will achieve or maintain profitable operations.

As of April 30, 2017, we had an accumulated deficit of $5,088,737. Our accumulated deficit is primarily due to, among other reasons, the establishment of our business infrastructure and operations, stock-based compensation expenses and increases in our marketing expenditures to grow sales. For the year ended April 30, 2017, we had net income of $1,569,821 compared to a net loss of $1,408,955 for the year ended April 30, 2016. However, we cannot assure you that we will continue to generate operating profits now or in the immediate future, or be able to on, a sustainable basis, continue to expand our infrastructure, further develop our marketing efforts and otherwise implement our growth initiatives.

If we are not able to maintain and enhance our brands, or if events occur that damage our reputation and brands, our ability to expand our base of customers may be impaired, and our business and financial results may be harmed.

We believe that our brands have significantly contributed to, and will continue to contribute to the success of our business. We also believe that maintaining and enhancing our brands is critical to expanding our customer base. Many of our customers are referred by existing customers. Maintaining and enhancing our brands will depend largely on our ability to continue to provide useful, reliable, trustworthy, and innovative products, which we may not do successfully. We may introduce new products or terms of service or policies that customers do not like, which may negatively affect our brands. We will also continue to experience media, legislative, or regulatory scrutiny of our decisions regarding cannabis, CBD, e-Cig, user privacy and other issues, which may adversely affect our reputation and brands. We also may fail to provide adequate customer service, which could erode confidence in our brands. Our brands may also be negatively affected by the actions of customers that are deemed to be hostile or inappropriate to other customers, by the actions of customers acting under false or inauthentic identities, by the use of our products or services to disseminate information that is deemed to be misleading (or intended to manipulate opinions), by perceived or actual efforts by governments to obtain access to user information for security-related and law enforcement purposes, or by the use of our products or services for illicit, objectionable, or illegal ends. Maintaining and enhancing our brands may require us to make substantial investments and these investments may not be successful. Certain of our past actions have eroded confidence in our brands, and if we fail to successfully promote and maintain our brands or if we incur excessive expenses in this effort, our business and financial results may be adversely affected.

We make product and investment decisions that may not prioritize short-term financial results.

We frequently make product and investment decisions that may not prioritize short-term financial results if we believe that the decisions are consistent with our mission and improve our financial performance over the long term. We may introduce changes to existing products, or introduce new stand-alone products, that direct our customers away from our current products. We are also investing in new products and services, and we may not successfully monetize such experiences. We also may take steps that result in limiting distribution of products and services in the short term in order to attempt to ensure the availability of our products and services to users over the long term. These decisions may not produce the long-term benefits that we expect, in which case our customer growth and our business results of operations could be harmed.

Our new products and changes to existing products could fail to attract or retain users or generate revenue and profits.

Our ability to retain, increase, and engage our customer base and to increase our revenue depends heavily on our ability to continue to evolve our existing products and to create successful new products, both independently and in conjunction with developers or other third parties. We may introduce significant changes to our existing products or acquire or introduce new and unproven products, including using technologies with which we have little or no prior development or operating experience. If new or enhanced products fail to engage our customers, or if we are unsuccessful in our monetization efforts, we may fail to attract or retain customers or to generate sufficient revenue, operating margin, or other value to justify our investments, and our business may be adversely affected.

If we experience product recalls, we may incur significant and unexpected costs and our business reputation could be adversely affected.

We may be exposed to product recalls and adverse public relations if our products are alleged to cause illness or injury, or if we are alleged to have violated governmental regulations. A product recall could result in substantial and unexpected expenditures that could exceed our product recall insurance coverage limits and harm to our reputation, which could have a material adverse effect on our business, results of operations and financial condition. In addition, a product recall may require significant management time and attention and may adversely impact on the value of our brands. Product recalls may lead to greater scrutiny by federal or state regulatory agencies and increased litigation, which could have a material adverse effect on our business, results of operations and financial condition.

We face intense competition and our failure to compete effectively could have a material adverse effect on our business, results of operations and financial condition.

Competition in the CBD and electronic cigarette industry is intense. We compete primarily on the basis of product quality, brand recognition, brand loyalty, service, marketing, advertising and price. We are subject to highly competitive conditions in all aspects of our business. The competitive environment and our competitive position can be significantly influenced by weak economic conditions, erosion of consumer confidence, competitors’ introduction of low-priced products or innovative products, excise taxes, higher absolute prices and larger gaps between price categories, and product regulation that diminishes the ability to differentiate products.

Our principal competitors in the e-Cig business are “big tobacco”, U.S. cigarette manufacturers of both conventional tobacco cigarettes and electronic cigarettes like Altria Group, Inc., Lorillard, Inc. and Reynolds American Inc. We compete against “big tobacco” who offers not only conventional tobacco cigarettes and electronic cigarettes but also smokeless tobacco products such as “snus” (a form of moist ground smokeless tobacco that is usually sold in sachet form that resembles small tea bags), chewing tobacco and snuff. Furthermore, we believe that “big tobacco” will devote more attention and resources to developing and offering electronic cigarettes as the market for electronic cigarettes grows. Because of their well-established sales and distribution channels, marketing expertise and significant resources, “big tobacco” is better positioned than small competitors like us to capture a larger share of the electronic cigarette market. We also compete against numerous other smaller manufacturers or importers of cigarettes. There can be no assurance that we will be able to compete successfully against any of our competitors, some of whom have far greater resources, capital, experience, market penetration, sales and distribution channels than us. If our major competitors were, for example, to significantly increase the level of price discounts offered to consumers, we could respond by offering price discounts, which could have a materially adverse effect on our business, results of operations and financial condition.

In social media, we compete with companies that sell advertising, as well as with companies that provide social and communication products and services that are designed to engage users and capture time spent on mobile devices and online. We face significant competition in every aspect of our business, including from companies that facilitate communication and the sharing of content and information, companies that enable marketers to display advertising, and companies that provide development platforms for applications developers. We compete with companies that offer products across broad platforms that replicate capabilities we provide. We also compete with companies that develop applications, particularly mobile applications, that provide social or other communications functionality, such as messaging, photo- and video-sharing, and micro-blogging, as well as companies that provide regional social networks that have strong positions in particular countries. In addition, we face competition from traditional, online, and mobile businesses that provide media for marketers to reach their audiences and/or develop tools and systems for managing and optimizing advertising campaigns.

Some of our current and potential competitors may have significantly greater resources or better competitive positions in certain product segments, geographic regions or user demographics than we do. These factors may allow our competitors to respond more effectively than us to new or emerging technologies and changes in market conditions. We believe that some of our users are aware of and actively engaging with other products and services similar to, or as a substitute for, our products and services, and we believe that some of our users have reduced their use of and engagement with our product in favor of these other products and services. In the event that our users increasingly engage with other products and services, we may not experience the anticipated growth, or see a decline, in use and engagement in key user demographics or more broadly, in which case our business would likely be harmed.

Our competitors may develop products, features, or services that are similar to ours or that achieve greater acceptance, may undertake more far-reaching and successful product development efforts or marketing campaigns, or may adopt more aggressive pricing policies.

We believe that our ability to compete effectively depends upon many factors both within and beyond our control, including:

•	the popularity, usefulness, ease of use, performance, and reliability of our products compared to our competitors' products;
•	the size and composition of our user base;

    the engagement of our users with our products and competing products;
    the timing and market acceptance of products, including developments and enhancements to our or our competitors' products;
    our ability to distribute our products to new and existing users;
    our ability to monetize our products;
    the frequency, size, format, quality, and relative prominence of the ads displayed by us or our competitors;
    customer service and support efforts;
    marketing and selling efforts, including our ability to measure the effectiveness of our ads and to provide marketers with a compelling return on their investments;
    our ability to establish and maintain developers' interest in building mobile and web applications that integrate with Facebook and our other products;
    our ability to establish and maintain publisher interest in integrating their content with Facebook and our other products;
    changes mandated by legislation, regulatory authorities, or litigation, including settlements and consent decrees, some of which may have a disproportionate effect on us;
    acquisitions or consolidation within our industry, which may result in more formidable competitors;
    our ability to attract, retain, and motivate talented employees, particularly software engineers, designers, and product managers;
    our ability to cost-effectively manage and grow our operations; and
    our reputation and brand strength relative to those of our competitors.
    If we are not able to compete effectively, our user base and level of user engagement may decrease, we may become less attractive to developers and marketers, and our revenue and results of operations may be materially and adversely affected.

  We expect that new products and/or brands we develop will expose us to risks that may be difficult to identify until such products and/or brands are commercially available.
  We are currently developing, and in the future, will continue to develop, new products and brands, the risks of which will be difficult to ascertain until these products and/or brands are commercially available. For example, we are developing new formulations, packaging and distribution channels. Any negative events or results that may arise as we develop new products or brands may adversely affect our business, financial condition and results of operations.

  Internet security poses a risk to our e-commerce sales.
  At present, we generate a portion of our sales through e-commerce sales on our websites. We manage our websites and e-commerce platform internally and as a result any compromise of our security or misappropriation of proprietary information could have a material adverse effect on our business, financial condition and results of operations. We rely on encryption and authentication technology licensed from third parties to provide the security and authentication necessary to effect secure Internet transmission of confidential information, such as credit and other proprietary information.

  Advances in computer capabilities, new discoveries in the field of cryptography or other events or developments may result in a compromise or breach of the technology used by us to protect client transaction data. Anyone who is able to circumvent our security measures could misappropriate proprietary information or cause material interruptions in our operations. We may be required to expend significant capital and other resources to protect against security breaches or to minimize problems caused by security breaches. To the extent that our activities or the activities of others involve the storage and transmission of proprietary information, security breaches could damage our reputation and expose us to a risk of loss and/or litigation. Our security measures may not prevent security breaches. Our failure to prevent these security breaches may result in consumer distrust and may adversely affect our business, results of operations and financial condition.

  Credit card payment processors and merchant account pose a risk.
  We accept credit cards as a means of payment for the sale of our products. If we are unable to find suitable providers or an alternative method of payment for our customers, our cash-flow will be constrained and our sales may be effected which may have a material adverse effect on our performance, financial condition and results of operations.

  Product exchanges, returns, warranty claims, defect and recalls may adversely affect our business.

  All products are subject to customer service claims, malfunctions and defects, which may subject us to requests for product exchanges, returns, warranty claims and recalls. If we are unable to maintain a certain degree of quality control of our products we will incur costs of replacing and or recalling our products and servicing our customers. Any product returns, exchanges, and or recalls we may make will have a material adverse effect on our business, our operations and our profitability and will likely result in the loss of customers and goodwill.

  Moreover, products that do not meet our quality control standards and or those products that do not comply with U.S. safety and health standards or that may be defective may reduce the effectiveness, enjoyment and or cause harm to property, person and or death to persons who use the product. Any such instance will likely result in claims against us and potentially subject us to liability and legal claims which may cause injury to our reputation, goodwill and operating results.

  Warranties

  Warranty reserves include management’s best estimate of the projected costs to repair or to replace any items under warranty, based on actual warranty experience as it becomes available and other known factors that may impact our evaluation of historical data. We review our reserves at least quarterly to ensure that our accruals are adequate in meeting expected future warranty obligations, and we will adjust our estimates as needed. Initial warranty data can be limited early in the launch of a product and accordingly, the adjustments that we record may be material. Because of the nature of our products, customers are made aware that as soon as a mCig is packed with marijuana, they automatically void their warranty, primarily because it is against federal laws to mail a product that has been in proximity of marijuana. As a result, the products that can be returned as a warranty replacement is extremely limited. As a result, due to the Company’s warranty policy, the Company did not have any significant warranty expenses to report as of Fiscal Year End April 30, 2017. Based on these actual expenses, the warranty reserve, as estimated by management as of April 30, 2017 was at $0. Any adjustments to warranty reserves are to be recorded in cost of sales.

  It is likely that as we start selling higher priced products, that are not affected by federal shipping laws and/or are not single use items, we will acquire additional information on the projected costs to service work under warranty and may need to make additional adjustments. Further, a small change in our warranty estimates may result in a material charge to our reported financial results.

  Product exchanges and product returns

  The total for product exchanges and product returns as of April 30, 2017 was immaterial. As a result, all product exchanges and product returns were recorded as a reduction to revenues.

  Our costs are continuing to grow, which could harm our business and profitability.

  Operating our business is costly, and we expect our expenses to continue to increase in the future as we broaden our products and services, and as these services and products increase, the amount of customer support and management needed increases. The development of new products and services, expanding our technical infrastructure, and the hiring of additional personnel will add cost to our expanding operations. We expect to continue to invest in our global efforts and other initiatives, which may not have clear paths to monetization. We may also be subject to increased costs in order to obtain and attract third-party content or to facilitate the distribution of our products. Any investments may not be successful, and any such increases in our costs may adversely affect our business and profitability.

  If we are unable to protect our intellectual property, the value of our brands and other intangible assets may be diminished, and our business may be adversely affected.

  We rely and expect to continue to rely on a combination of confidentiality, assignment, and license agreements with our employees, consultants, and third parties with whom we have relationships, as well as trademark, copyright, patent, trade secret, and domain name protection laws, to protect our proprietary rights. In the United States and internationally, we have filed various applications for protection of certain aspects of our intellectual property. Third parties may knowingly or unknowingly infringe our proprietary rights, third parties may challenge proprietary rights held by us, and pending and future trademark and patent applications may not be approved. In addition, effective intellectual property protection may not be available in every country in which we operate or intend to operate our business. In any or all of these cases, we may be required to expend significant time and expense in order to prevent infringement or to enforce our rights. Although we have generally taken measures to protect our proprietary rights, there can be no assurance that others will not offer products or concepts that are substantially similar to ours and compete with our business. Any of these events could have an adverse effect on our business and financial results.

  We plan to continue to make acquisitions, which could harm our financial condition or results of operations and may adversely affect the price of our common stock.

  As part of our business strategy, we have made and intend to continue to make acquisitions to add specialized employees and complementary companies, products, or technologies. We may not be able to find suitable acquisition candidates, and we may not be able to complete acquisitions on favorable terms, if at all. In some cases, the costs of such acquisitions may be substantial. There is no assurance that we will receive a favorable return on investment for these or other acquisitions.

  We may pay substantial amounts of cash or incur debt to pay for acquisitions, which could adversely affect our liquidity. The incurrence of indebtedness would also result in increased fixed obligations, increased interest expense, and could also include covenants or other restrictions that would impede our ability to manage our operations. We may also issue equity securities to pay for acquisitions, which could increase our expenses, adversely affect our financial results, and result in dilution to our stockholders. In addition, any acquisitions we announce could be viewed negatively by customers, shareholders, or investors, which may adversely affect our business or the price of our common stock.

  In the future, we may use shares of preferred stock as consideration in connection with acquisitions. However, we may not be able to issue shares of preferred stock because companies that we are interested in acquiring may not agree to accept shares that carry no voting rights, or for other reasons. Companies that we seek to acquire may also demand more shares in exchange for accepting such stock as consideration. In such instances, we may need to pay cash, issue common stock as consideration, or issue a relatively greater number of shares of preferred stock to consummate the acquisitions.

  We may also discover liabilities or deficiencies associated with the companies or assets we acquire that were not identified in advance, which may result in significant unanticipated costs. The effectiveness of our due diligence review and our ability to evaluate the results of such due diligence are dependent upon the accuracy and completeness of statements and disclosures made or actions taken by the companies we acquire or their representatives, as well as the limited amount of time in which acquisitions are executed. In addition, we may fail to accurately forecast the financial impact of an acquisition transaction, including tax and accounting charges.

  Acquisitions may also result in our recording of significant additional expenses to our results of operations and recording of substantial finite-lived intangible assets on our balance sheet upon closing. Any of these factors may adversely affect our financial condition or results of operations.

  We may not be able to successfully integrate our acquisitions, and we may incur significant costs to integrate and support the companies we acquire.

  The integration of acquisitions requires significant time and resources, and we may not manage these processes successfully. Our ability to successfully integrate complex acquisitions is unproven, particularly with respect to companies that have significant operations or that develop products where we do not have prior experience. We cannot assure you that these investments will be successful. If we fail to successfully integrate the companies we acquire, we may not realize the benefits expected from the transaction and our business may be harmed.

  If our goodwill or finite-lived intangible assets become impaired, we may be required to record a significant charge to earnings.

  We review our finite-lived intangible assets for impairment when events or changes in circumstances indicate the carrying value may not be recoverable, such as a decline in stock price and market capitalization. We test goodwill for impairment at least annually. If such goodwill or finite-lived intangible assets are deemed to be impaired, an impairment loss equal to the amount by which the carrying amount exceeds the fair value of the assets would be recognized. We may be required to record a significant charge in our financial statements during the period in which any impairment of our goodwill or finite-lived intangible assets is determined, which would negatively affect our results of operations.

  We cannot assure you that we will effectively manage our growth.

  Our employee headcount and the scope and complexity of our business have increased significantly, with the number of employees and consultants increasing to 69 as of April 30, 2017 from 13 as of April 30, 2016, and we expect headcount growth to continue for the foreseeable future. The growth and expansion of our business and products create significant challenges for our management, operational, and financial resources, including managing multiple relations with customers and other third parties. In the event of continued growth of our operations or in the number of our third-party relationships, our information technology systems or our internal controls and procedures may not be adequate to support our operations. In addition, some members of our management do not have significant experience managing a large global business operation, so our management may not be able to manage such growth effectively. To effectively manage our growth, we must continue to improve our operational, financial, and management processes and systems and to effectively expand, train, and manage our employee base. As our organization continues to grow, and we are required to implement more complex organizational management structures, we may find it increasingly difficult to maintain the benefits of our corporate culture, including our ability to quickly develop and launch new and innovative products. This could negatively affect our business performance.

  We have significant international operations and plan to continue expanding our operations abroad where we have limited operating experience, and this may subject us to increased business and economic risks that could affect our financial results.

  We have significant international operations and plan to continue the international expansion of our business operations. We have offices or data centers in two different countries and provide services and products on five continents. We may enter new international markets where we have limited or no experience in marketing, selling, and deploying our products. Our products are generally available globally through the web and on mobile, but some or all of our products or functionality may not be available in certain markets due to legal and regulatory complexities. We also outsource certain operational functions to third-party vendors globally. If we fail to deploy, manage, or oversee our international operations successfully, our business may suffer. In addition, we are subject to a variety of risks inherent in doing business internationally, including:

•	political, social, or economic instability;
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  risks related to legal, regulatory, and other government scrutiny applicable to U.S. companies with sales and operations in foreign jurisdictions, including with respect to privacy, tax, law enforcement, content, trade compliance, intellectual property, and terrestrial infrastructure matters;

•	potential damage to our brand and reputation due to compliance with local laws, including potential censorship or requirements to provide user information to local authorities;
•	fluctuations in currency exchange rates and compliance with currency controls;
•

  foreign exchange controls and tax regulations that might prevent us from repatriating cash earned in countries outside the United States or otherwise limit our ability to move cash freely, and impede our ability to invest such cash efficiently;

•	higher levels of credit risk and payment fraud;
•	enhanced difficulties of integrating any foreign acquisitions;
•	burdens of complying with a variety of foreign laws;
•	reduced protection for intellectual property rights in some countries;
•	difficulties in staffing, managing, and overseeing global operations and the increased travel, infrastructure, and legal compliance costs associated with multiple international locations;
•	compliance with the U.S. Foreign Corrupt Practices Act, and similar laws in other jurisdictions; and
•	compliance with statutory equity requirements and management of tax consequences.

  If we are unable to expand internationally and manage the complexity of our global operations successfully, our financial results could be adversely affected.

  The Company has entered into indemnification agreements with the officers and directors and we may be required to indemnify our Directors and Officers, and if the claim is greater than $1,000,000, it may create significant losses for the Company.

  We have authority under Nevada law to indemnify our directors and officers to the extent provided in that statute. Our Articles of Incorporation require the Company to indemnify each of our directors and officers against liabilities imposed upon them (including reasonable amounts paid in settlement) and expenses incurred by them regarding any claim made against them or any action, suit or proceeding to which they may be a party by reason of their being or having been a director or officer of the company.

  We currently do not maintain officer's and director's liability insurance coverage. Consequently, any judgment against our Officers and Directors, the Company will be forced to pay. We have entered into indemnification agreements with each of our officers and directors containing provisions that may require us, among other things, to indemnify our officers and directors against certain liabilities that may arise because of their status or service as officers or directors (other than liabilities arising from willful misconduct of a culpable nature) and to advance their expenses incurred because of any proceeding against them as to which they could be indemnified. Management believes that such indemnification provisions and agreements are necessary to attract and retain qualified persons as directors and executive officers. We are subject to claims arising from disputes with employees, vendors and other third parties in the normal course of business. These risks may be difficult to assess or quantify and their existence and magnitude may remain unknown for substantial periods of time. If the plaintiffs in any suits against us were to successfully prosecute their claims, or if we were to settle such suits by making significant payments to the plaintiffs, our operating results and financial condition would be harmed. In addition, our organizational documents require us to indemnify our senior executives to the maximum extent permitted by Nevada law. If our senior executives were named in any lawsuit, our indemnification obligations could magnify the costs of these suits.

  Cannabis Industry

  The industry faces intense media attention and public pressure.

  The cannabis marketplace is controversial. Certain members of the media, politicians, government regulators and advocate groups, including independent doctors have called for an outright ban of all cannabis products, pending regulatory review and clinical studies. A ban of this type would likely have the effect of terminating our United States’ sales and marketing efforts of certain products and services which we may currently market or have plans to market in the future. Such a ban would have a material adverse effect on our business, financial condition and performance.

  Construction Industry

  The nature of our businesses exposes us to the risk of litigation and liability under environmental, health and safety and product liability laws.

  Certain aspects of our construction projects involve risks of liability. In general, litigation in our industry, including class actions that seek substantial damages, arises with increasing frequency. Claims may be asserted under environmental, labor, or health and safety laws. Litigation is invariably expensive, regardless of the merit of the plaintiffs’ claims. We may be named as a defendant in the future, and there can be no assurance that regardless of the merit of such claims, we will not be required to pay substantial legal fees and/or settlement payments in the future.

  If we do not effectively manage our credit risk or collect on our accounts receivable, it could have a material adverse effect on our operating results.

  Currently we contract on a ‘pay as you go’ model; however, we may elect to bid on certain construction projects which require us to bill on a percentage of completion basis. We will perform credit evaluation procedures on our customers on each transaction and require security deposits or other forms of security from our customers when a significant credit risk is identified. The Company expects to begin offering terms on purchases in an effort to increase construction projects. As the Company exposes itself to greater risks we will have to further evaluate accounts receivable and increase our reserves for bad debt, as applicable.

  The Company has implemented a policy of filing Notice to Owners (“NTO”) on each property in which it provides construction to alleviate the inability to collect. However, if a customer fails to pay, there could be considerable time between the need to pay our vendors and the receipt of our final payment. Failure to manage our credit risk and receive timely payments on our customer accounts receivable may result in the write-off of customer receivables. If we are not able to manage credit risk issues, or if many customers should have financial difficulties at the same time, our credit losses could be substantial. If this should occur, our results of operations may be materially and adversely affected.

  A decline in cannabis grow and production licenses; and new facility funding in the state of Nevada could cause the demand for our SIP panels and greenhouses to decline, which could result in a reduction in our revenues and profitability.

  For the past year we have experienced exception growth in the SIP and greenhouse market in Nevada. Should the state of Nevada elect to reduce the number of cannabis grow and production licenses, which are subject to financial and political considerations, may vary from district to district, not be tied to demand, and as such may decline. Historically, we have benefited from the issuance of licenses to grow and produce cannabis plants and products driving the need for our construction business. While we believe 2017 was and 2018 will be a substantial year in our construction business, there is no guarantee that this business sector will continue to grow.

  As legislation is still in its infancy, many changes continue to be made in cannabis grow and production facility requirements.  To the extent this continues, our business could be harmed and our results of operations negatively impacted. We believe that interruptions or delays in the passage and changes in legislative policies at either the state or local level may reduce the need for cannabis grow and production facilities until there is continuity in mandates and result in lower revenues and profitability.

  Public policies that create demand for our products and services may change, stall in Congress or State Legislation reducing leverage to enforce change thereby decreasing sales.

  Like conventionally constructed buildings, the modular building industry and greenhouses used in cannabis grow and production are subject to evolving regulations by multiple governmental agencies at the state and local level. This oversight includes but is not limited to governing code bodies, environmental, health, safety and transportation. Failure by our customers to comply with these laws or regulations could impact our business. Compliance with building codes and regulations have always entailed a certain amount of risk as municipalities do not necessarily interpret these building codes and regulations in a consistent manner, particularly where applicable regulations may be unclear and subject to interpretation. Many aspects of the construction and modular building industry have developed “best practices” which are constantly evolving.

  Supply shortages and other risks related to the demand for skilled labor and building materials could increase costs and delay deliveries.

  The construction industry is highly competitive for skilled labor and materials. Labor shortages may become more acute as the supply chain adjusts to uneven industry growth. Additionally, the cost of certain building materials, especially lumber, steel, concrete, copper, and petroleum-based materials, is influenced by changes in local and global commodity prices. Increased costs or shortages of skilled labor and/or materials could cause increases in construction costs and / or construction delays. We may not be able to pass on increases in construction costs to customers. Sustained increases in construction costs may, over time, erode our margins, and pricing competition may restrict our ability to pass on any such additional costs, thereby decreasing our margins.

  Social Media Industry

  If we fail to retain existing users or add new users, or if our users decrease their level of engagement with our products, our revenue, financial results, and business may be significantly harmed.

  The size of our user base and our users' level of engagement are critical to our success. Our financial performance will be significantly determined by our success in adding, retaining, and engaging active users of our products. We anticipate that our active user growth rate will continue to grow over time as the size of our active user base increases, and as we achieve higher market penetration rates. If people do not perceive our products to be useful, reliable, and trustworthy, we may not be able to attract or retain users or otherwise maintain or increase the frequency and duration of their engagement. A number of other social networking companies that achieved early popularity have since seen their active user bases or levels of engagement decline, in some cases precipitously. There is no guarantee that we will not experience a similar erosion of our active user base or engagement levels. Our user engagement can be difficult to measure, particularly as we introduce new and different products and services. Any number of factors could potentially negatively affect user retention, growth, and engagement, including if:

•	users increasingly engage with other competitive products or services;
•	we fail to introduce new products or services that users find engaging or if we introduce new products or services that are not favorably received;
•	users feel that their experience is diminished as a result of the decisions we make with respect to the frequency, prominence, format, size, and quality of ads that we display;
•

  users have difficulty installing, updating, or otherwise accessing our products on mobile devices as a result of actions by us or third parties that we rely on to distribute our products and deliver our services;

•	user behavior on any of our products changes, including decreases in the quality and frequency of content shared on our products and services;

•

  we are unable to continue to develop products for mobile devices that users find engaging, that work with a variety of mobile operating systems and networks, and that achieve a high level of market acceptance;

•	there are decreases in user sentiment about the quality or usefulness of our products or concerns related to privacy and sharing, safety, security, or other factors;
•	we are unable to manage and prioritize information to ensure users are presented with content that is appropriate, interesting, useful, and relevant to them;
•	we are unable to obtain or attract engaging third-party content;
•	users adopt new technologies where our products may be displaced in favor of other products or services, or may not be featured or otherwise available;
•	there are adverse changes in our products that are mandated by legislation, regulatory authorities, or litigation, including settlements or consent decrees;
•

  technical or other problems prevent us from delivering our products in a rapid and reliable manner or otherwise affect the user experience, such as security breaches or failure to prevent or limit spam or similar content;

•	we adopt terms, policies, or procedures related to areas such as sharing or user data that are perceived negatively by our users or the general public;
•

  we elect to focus our user growth and engagement efforts more on longer-term initiatives, or if initiatives designed to attract and retain users and engagement are unsuccessful or discontinued, whether as a result of actions by us, third parties, or otherwise;

•	we fail to provide adequate customer service to users, marketers, developers, or other partners;
•	we, developers whose products are integrated with our products, or other partners and companies in our industry are the subject of adverse media reports or other negative publicity; or
•

  our current or future products, such as our development tools and application programming interfaces that enable developers to build, grow, and monetize mobile and web applications, reduce user activity on our products by making it easier for our users to interact and share on third-party mobile and web applications.

  If we are unable to increase our user base and user engagement, our revenue and financial results may be adversely affected. Any decrease in user retention, growth, or engagement could render our products less attractive to users, marketers, and developers, which is likely to have a material and adverse impact on our revenue, business, financial condition, and results of operations. If our active user growth rate slows, we will become increasingly dependent on our ability to maintain or increase levels of user engagement and monetization in order to drive revenue growth.

  We project to generate substantially all of our revenue from advertising. The loss of marketers, or reduction in spending by marketers, could seriously harm our business.

  Substantially all of our revenue is currently projected to be generated from third parties advertising. As is common in the industry, our marketers do not have long-term advertising commitments with us. Many of our marketers spend only a relatively small portion of their overall advertising budget with us. In addition, marketers may view some of our products as experimental and unproven. Marketers will not continue to do business with us, or they will reduce the prices they are willing to pay to advertise with us or the budgets they are willing to commit to us, if we do not deliver ads in an effective manner, or if they do not believe that their investment in advertising with us will generate a competitive return relative to other alternatives.

  Our advertising revenue could also be adversely affected by a number of other factors, including:

•	decreases in user engagement, including time spent on our products;
•	our inability to continue to increase user access to and engagement with our mobile products;
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  product changes or inventory management decisions we may make that change the size, format, frequency, or relative prominence of ads displayed on our products or of other unpaid content shared by marketers on our products;

•	our inability to maintain or increase marketer demand, the pricing of our ads, or both;
•	our inability to maintain or increase the quantity or quality of ads shown to users;
•	changes to third-party policies that limit our ability to deliver or target advertising on mobile devices;

•

  the availability, accuracy, and utility of analytics and measurement solutions offered by us or third parties that demonstrate the value of our ads to marketers, or our ability to further improve such tools;

•	loss of advertising market share to our competitors, including if prices for purchasing ads increase or if competitors offer lower priced or more integrated products;
•	adverse legal developments relating to advertising, including legislative and regulatory developments and developments in litigation;
•

  decisions by marketers to reduce their advertising as a result of adverse media reports or other negative publicity involving us, our advertising metrics, content on our products, developers with mobile and web applications that are integrated with our products, or other companies in our industry;

•	the effectiveness of our ad targeting or degree to which users opt out of certain types of ad targeting;
•	the degree to which users cease or reduce the number of times they click on our ads;
•	changes in the way advertising on mobile devices or on personal computers is measured or priced; and
•	the impact of macroeconomic conditions, whether in the advertising industry in general, or among specific types of marketers or within particular geographies.

  The occurrence of any of these or other factors could result in a reduction in demand for our ads, which may reduce the prices we receive for our ads, or cause marketers to stop advertising with us altogether, either of which would negatively affect our revenue and financial results.

  Our user growth, engagement, and monetization on mobile devices depend upon effective operation with mobile operating systems, networks, and standards that we do not control.

  The substantial majority of our revenue will be generated from advertising on mobile devices. There is no guarantee that popular mobile devices will continue to feature our products, or that mobile device users will continue to use our products rather than competing products. We are dependent on the interoperability of our products with popular mobile operating systems, networks, and standards that we do not control, such as the Android and iOS operating systems. Any changes, bugs, or technical issues in such systems, or changes in our relationships with mobile operating system partners, or in their terms of service or policies that degrade our products' functionality, reduce or eliminate our ability to distribute our products, give preferential treatment to competitive products, limit our ability to deliver, target, or measure the effectiveness of ads, or charge fees related to the distribution of our products or our delivery of ads could adversely affect the usage of our products and monetization on mobile devices. Additionally, to deliver high quality mobile products, it is important that our products work well with a range of mobile technologies, systems, networks, and standards that we do not control. We may not be successful in maintaining or developing relationships with key participants in the mobile ecosystem or in developing products that operate effectively with these technologies, systems, networks, or standards. If it is more difficult for our users to access and use our products on their mobile devices, or if our users choose not to access or use our products on their mobile devices or use mobile products that do not offer access to our products, our user growth and user engagement could be harmed. From time to time, we may also take actions regarding the distribution of our products or the operation of our business based on what we believe to be in our long-term best interests. Such actions may adversely affect our users and our relationships with the operators of mobile operating systems, or other business partners, and there is no assurance that these actions will result in the anticipated long-term benefits. If our users are adversely affected by these actions or if our relationships with such third parties deteriorate, our user growth, engagement, and monetization could be adversely affected and our business could be harmed.

  Action by governments to restrict access to our products in their countries could substantially harm our business and financial results.

  It is possible that governments of one or more countries may seek to censor content available on our other products in their country, restrict access to our products from their country entirely, or impose other restrictions that may affect the accessibility of our products in their country for an extended period or indefinitely. In addition, government authorities in other countries may seek to restrict access to our products if they consider us to be in violation of their laws.  In the event that content shown on our products is subject to censorship, access to our products is restricted, in whole or in part, in one or more countries, or other restrictions are imposed on our products, or our competitors are able to successfully penetrate new geographic markets or capture a greater share of existing geographic markets that we cannot access or where we face other restrictions, our ability to retain or increase our user base and user engagement may be adversely affected, we may not be able to maintain or grow our revenue as anticipated, and our financial results could be adversely affected.

  Security breaches and improper access to or disclosure of our data or user data, or other hacking and phishing attacks on our systems, could harm our reputation and adversely affect our business.

  Our industry is prone to cyber-attacks by third parties seeking unauthorized access to our data or users’ data. Any failure to prevent or mitigate security breaches and improper access to or disclosure of our data or user data could result in the loss or misuse of such data, which could harm our business and reputation and diminish our competitive position. In addition, computer malware, viruses, social engineering (predominantly spear phishing attacks), and general hacking have become more prevalent in our industry, and may occur on our systems in the future. As a result of industry, we believe that we are a particularly attractive target for such breaches and attacks. Such attacks may cause interruptions to the services we provide, degrade the user experience, cause users to lose confidence and trust in our products, or result in financial harm to us. Our efforts to protect our company data or the information we receive may also be unsuccessful due to software bugs or other technical malfunctions; employee, contractor, or vendor error or malfeasance; government surveillance; or other threats that evolve. In addition, third parties may attempt to fraudulently induce employees or users to disclose information in order to gain access to our data or our users' data. Although we have developed systems and processes that are designed to protect our data and user data, to prevent data loss, and to prevent or detect security breaches, we cannot assure you that such measures will provide absolute security.

  In addition, some of our developers or other partners, such as those that help us measure the effectiveness of ads, may receive or store information provided by us or by our users through mobile or web applications. We provide limited information to such third parties based on the scope of services provided to us. However, if these third parties or developers fail to adopt or adhere to adequate data security practices, or in the event of a breach of their networks, our data or our users' data may be improperly accessed, used, or disclosed.

  Affected users or government authorities could initiate legal or regulatory actions against us in connection with any security breaches or improper disclosure of data, which could cause us to incur significant expense and liability or result in orders or consent decrees forcing us to modify our business practices. Any of these events could have a material and adverse effect on our business, reputation, or financial results.

  Our business is subject to complex and evolving U.S. and foreign laws and regulations regarding privacy, data protection, competition, consumer protection, and other matters. Many of these laws and regulations are subject to change and uncertain interpretation, and could result in claims, changes to our business practices, monetary penalties, increased cost of operations, or declines in user growth or engagement, or otherwise harm our business.

  We are subject to a variety of laws and regulations in the United States and abroad that involve matters central to our business, including privacy, data protection, and personal information, rights of publicity, content, intellectual property, advertising, marketing, distribution, data security, data retention and deletion, personal information, electronic contracts and other communications, competition, protection of minors, consumer protection, telecommunications, product liability, taxation, economic or other trade prohibitions or sanctions, securities law compliance, and online payment services. The introduction of new products, expansion of our activities in certain jurisdictions, or other actions that we may take may subject us to additional laws, regulations, or other government scrutiny. In addition, foreign data protection, privacy, competition, and other laws and regulations can impose different obligations or be more restrictive than those in the United States.

  These U.S. federal and state and foreign laws and regulations, which in some cases can be enforced by private parties in addition to government entities, are constantly evolving and can be subject to significant change. As a result, the application, interpretation, and enforcement of these laws and regulations are often uncertain, particularly in the new and rapidly evolving industry in which we operate, and may be interpreted and applied inconsistently from country to country and inconsistently with our current policies and practices. For example, regulatory or legislative actions affecting the manner in which we display content to our users or obtain consent to various practices could adversely affect user growth and engagement. Such actions could affect the manner in which we provide our services or adversely affect our financial results.

  We are also subject to laws and regulations that dictate whether, how, and under what circumstances we can transfer, process and/or receive transnational data that is critical to our operations, including data relating to users, customers, or partners outside the United States, and those laws and regulations are uncertain and subject to change. For example, in October 2015, the European Court of Justice invalidated the European Commission's 2000 Safe Harbour Decision as a legitimate basis on to rely for the transfer of data from the European Union to the United States. The European Union and United States recently agreed to an alternative transfer framework for data transferred from the European Union to the United States, called the Privacy Shield, but this new framework is subject to an annual review that could result in changes to our obligations and also may be challenged by national regulators or private parties. In addition, the other bases on which we rely to legitimize the transfer of data, such as standard Model Contractual Clauses (MCCs), have been subjected to regulatory or judicial scrutiny. If one or more of the legal bases for transferring data from Europe to the United States is invalidated, or if we are unable to transfer personal data between and among countries and regions in which we operate, we could affect the manner in which we provide our services or adversely affect our financial results.

  Proposed or new legislation and regulations could also significantly affect our business. There currently are a number of proposals pending before federal, state, and foreign legislative and regulatory bodies. In addition, the European Commission has approved a data protection regulation, known as the General Data Protection Regulation (GDPR), which has been finalized and is due to come into force in or around May 2018. The GDPR will include operational requirements for companies that receive or process personal data of residents of the European Union that are different than those currently in place in the European Union, and that will include significant penalties for non-compliance. Similarly, there are several legislative proposals in the United States, at both the federal and state level, that could impose new obligations in areas affecting our business, such as liability for copyright infringement by third parties. In addition, some countries are considering or have passed legislation implementing data protection requirements or requiring local storage and processing of data or similar requirements that could increase the cost and complexity of delivering our services.

  These laws and regulations, as well as any associated inquiries or investigations or any other government actions, may be costly to comply with and may delay or impede the development of new products, result in negative publicity, increase our operating costs, require significant management time and attention, and subject us to remedies that may harm our business, including fines or demands or orders that we modify or cease existing business practices.

  We may incur liability as a result of information retrieved from or transmitted over the Internet or published using our products or as a result of claims related to our products.

  We may face claims relating to information that is published or made available on our products. In particular, the nature of our business exposes us to claims related to defamation, dissemination of misinformation or news hoaxes, intellectual property rights, rights of publicity and privacy, personal injury torts, or local laws regulating hate speech or other types of content. This risk is enhanced in certain jurisdictions outside the United States where our protection from liability for third-party actions may be unclear and where we may be less protected under local laws than we are in the United States. We could incur significant costs investigating and defending such claims and, if we are found liable, significant damages. We could also face orders restricting or blocking our services in particular geographies as a result of content hosted on our services. If any of these events occur, our business and financial results could be adversely affected.

  Our products and internal systems rely on software that is highly technical, and if it contains undetected errors or vulnerabilities, our business could be adversely affected.

  Our products and internal systems rely on software, including software developed or maintained internally and/or by third parties, that is highly technical and complex. In addition, our products and internal systems depend on the ability of such software to store, retrieve, process, and manage immense amounts of data. The software on which we rely has contained, and will in the future contain, undetected errors, bugs, or vulnerabilities. Some errors may only be discovered after the code has been released for external or internal use. Errors, vulnerabilities, or other design defects within the software on which we rely may result in a negative experience for users and marketers who use our products, delay product introductions or enhancements, result in targeting, measurement, or billing errors, compromise our ability to protect the data of our users and/or our intellectual property or lead to reductions in our ability to provide some or all of our services. In addition, any errors, bugs, vulnerabilities, or defects discovered in the software on which we rely, and any associated degradations or interruptions of service, could result in damage to our reputation, loss of users, loss of revenue, or liability for damages, any of which could adversely affect our business and financial results.

  Technologies have been developed that can block the display of our ads, which could adversely affect our financial results.

  Technologies have been developed, and will likely continue to be developed, that can block the display of our ads, particularly advertising displayed on personal computers. We project to generate substantially all of our revenue from advertising, including revenue resulting from the display of ads on personal computers. Revenue generated from the display of ads on personal computers has been impacted by these technologies from time to time. As a result, these technologies may have an adverse effect on our financial results and, if such technologies continue to proliferate, in particular with respect to mobile platforms, our future financial results may be harmed.

  E-Cig Industry

  The market for electronic cigarettes is a niche market, subject to a great deal of uncertainty and is still evolving.

  Electronic cigarettes, were first introduced into the market in 2006, and are at an early stage of development, represent a niche market and are evolving rapidly and are characterized by an increasing number of market entrants. Our future sales and any future profits in this segment are substantially dependent upon the widespread acceptance and use of electronic cigarettes. Rapid growth in the use of and interest in, electronic cigarettes is recent, and may not continue on a lasting basis. The demand and market acceptance for these products is subject to a high level of uncertainty.

  Therefore, we are subject to all of the business risks associated with a new enterprise in a niche market, including risks of unforeseen capital requirements, failure of widespread market acceptance of electronic cigarettes, in general or, specifically our products, failure to establish business relationships and competitive disadvantages as against larger and more established competitors.

  Electronic cigarettes have become subject to regulation by the FDA.

  In the United States, in 2016, the FDA finalized a rule extending the regulatory authority to cover all tobacco products, including vaporizers, vape pens, hookah pens, electronic cigarettes (E-Cigarettes), e-pipes, and all other Electronic Nicotine Delivery Systems (“ENDS”). FDA now regulates the manufacture, import, packaging, labeling, advertising, promotion, sale, and distribution of ENDS. This includes components and parts of ENDS, but excludes accessories. Under the new guidance, any company that make, modify, mix, manufacture, fabricate, assemble, process, label, repack, relabel, or import any tobacco product is considered a tobacco product manufacturer. Importers of finished tobacco products may be distributors and manufacturers of tobacco products. Importers who do not own or operate a domestic establishment engaged in the manufacture, preparation, compounding or processing of a tobacco product are not required to register their establishment or provide product listing. However, they must comply with all other applicable tobacco product manufacturer requirements.

  However, recent statements by FDA have begun to clear up the U.S. federal agency’s position on nicotine free e-liquids and synthetic nicotine. According to court statements made by the FDA, some devices that truly contain no nicotine (or only synthetic nicotine) may not be subject to the deeming regulations, depending on the circumstances in which they are likely to be used. Some disposable, closed-system devices with zero-nicotine or synthetic nicotine e-liquids may also escape regulation as tobacco products if they meet certain further criteria. We believe our products fall under this guidance and not regulated by the FDA. However, even if products currently fall outside the scope of the deeming rule, the FDA could choose to regulate them later.

  The recent development of electronic cigarettes has not allowed the medical profession to study the long-term health effects of electronic cigarette use.

  Because electronic cigarettes were recently developed, the medical profession has not had a sufficient period of time to study the long-term health effects of electronic cigarette use. Currently, therefore, there is no way of knowing whether or not electronic cigarettes are safe for their intended use. If the medical profession were to determine conclusively that electronic cigarette usage poses long-term health risks, electronic cigarette usage could decline, which could have a material adverse effect on our business, results of operations and financial condition.

  We rely primarily on a Chinese factory for the production of our products.

  We rely almost exclusively on a Chinese factory, specifically our principle supplier, Bauway H.K. Investments, for the manufacturing of mCig’s. Therefore, our ability to maintain operations is dependent on this third-party manufacturer. Bauway H.K. Investments has the capacity to produce 20,000 mCig’s per week. Currently, it takes our manufacturer approximately 8 hours to produce 1,000 mCig’s.

  It currently involves the following raw materials: Stainless Steel Tubing for Battery housing and Atomizing Chambers. Atomizing Chambers are composed of a battery powered wire assembly housed on top of a ceramic base. Battery type used is Lithium Polymer 360mAh which is housed inside of the stainless steel tubing. The mouthpiece is made of food grade silicon.

  Plastic USB Charger for battery assembly holds a small PCB to regulate charging. Another small PCB controls the battery function and voltage which is controlled by a clickable plastic power button seated in the stainless steel tubing that can be pressed rapidly in succession to power on/power off the battery and adjust its voltage. A small stainless steel cleaning tool is included along with cardboard for packaging and plastic blister packaging printed with instructions and branding.

  Significantly all of our raw materials are provided by Shenzhen Bauway Technology Co., Ltd. from the factory of Bauway H.K. Investment Limited in Shenzhen, China.

  Further, the following represent the processes in this production by the manufacturer. Our average mCig orders of 5,000 units take around 3 weeks to come in to our warehouse from the time of the original order placement from our Chinese manufacturer. Furthermore, we do not currently have any exclusive product or distribution arrangements with our manufacturer and the loss or disruption of the production of our products could have a material adverse effect on our business, financial condition and results of operations.

  The dollar amount of backlog orders believed to be firm, as of a recent date and as of a comparable date in the preceding fiscal year, together with an indication of the portion thereof not reasonably expected to be filled within the current fiscal year, and seasonal or other material aspects of the backlog. (There may be included as firm orders government orders that are firm but not yet funded and contracts awarded but not yet signed, provided an appropriate statement is added to explain the nature of such orders and the amount thereof. The portion of orders already included in sales or operating revenues on the basis of percentage of completion or program accounting shall be excluded.)

  Potential risks in public perception associated with Chinese factories.

  Should Chinese factories continue to draw public criticism for exporting unsafe products, we may be adversely and materially affected by the stigma associated with Chinese production. This in turn would negatively affect our business operations, our revenues, and our financial projections and prospects.

  RISKS ASSOCIATED WITH OUR COMMON STOCK

  The market price of our common stock has been and may continue to be volatile or may decline regardless of the Company’s operating performance, and you may not be able to resell your shares at or above the initial public offering price and the price of our common stock may fluctuate significantly.

  Since the commencement of trading of our common stock on the OTC Markets, the market price of our common stock has been volatile, and fluctuates widely in price in response to various factors, which are beyond our control. Since the commencement of trading of our common stock on the OTC Markets, the price of our common stock went from $0.02 per share to almost $0.90 per share. The price of the stock as of fiscal year ending April 30, 2017 was trading at $0.__ per share. We attribute this large fluctuation especially on the industry that we operate in. Management believes that when the industry is doing well, we believe our stock price will benefit but when the industry is experience a down turn, we will not be immune from the decline.

  Furthermore, we must note that the price of our common stock is not necessarily indicative of our operating performance or long-term business prospects. In addition, the securities markets have from time to time experienced significant price and volume fluctuations that are unrelated to the operating performance of particular companies. These market fluctuations may also materially and adversely affect the market price of our common stock. Factors such as the following could cause the market price of our common stock to fluctuate substantially:

  Volatility in our common stock price may subject us to securities litigation.

  The market for our common stock is characterized by significant price volatility when compared to seasoned issuers, and we expect that our share price will continue to be more volatile than a seasoned issuer for the indefinite future. In the past, plaintiffs have often initiated securities class action litigation against a company following periods of volatility in the market price of its securities. We may, in the future, be the target of similar litigation. Securities litigation could result in substantial costs and liabilities to us and could divert our management’s attention and resources from managing our operations and business.

  The Company may issue more shares in connection with future mergers or acquisitions, which could result in substantial dilution to existing shareholders.

  Our Certificate of Incorporation authorizes the issuance of 560,000,000 shares of common stock. Any future merger or acquisition effected by us may result in the issuance of additional securities without stockholder approval and may result in substantial dilution in the percentage of our common stock held by our then-current stockholders. Moreover, the common stock issued in any such merger or acquisition transaction may be valued on an arbitrary or non-arm’s-length basis by our management, resulting in an additional reduction in the percentage of common stock held by our then existing stockholders. Our Board of Directors has the power to issue any or all of such authorized but unissued shares without stockholder approval. To the extent that additional shares of common stock or preferred stock are issued in connection with a future business combination or otherwise, dilution to the interests of our stockholders will occur, and the rights of the holders of common stock could be materially and adversely affected.

  The Company’s Series A Preferred Stock is held by our CEO and carries super majority voting rights and became convertible in April 2016.

  On September 23, 2013, the Company entered into a Share Cancellation / Exchange / Return to Treasury Agreement with Paul Rsenberg, the chief executive officer of mCig, Inc., for the cancellation of 230,000,000 shares of our common stock held by Mr. Rosenberg in exchange for 23,000,000 shares of our company’s Series A Preferred Stock. As of April 30, 2017 Mr. Rosenberg owned ___00,000 Series A Preferred. The Series A Preferred shares of mCig, Inc. carry ten (10) votes per each share of Preferred stock while mCig, Inc’s common shares carry one (1) vote per each share outstanding. Consequently, the result of all matters to be voted upon by the shareholders may be controlled by Mr. Rosenberg, who can base his vote upon his best judgment and his fiduciary duty to the shareholders. Mr. Rosenberg has a lock up contractual agreement to not convert the Series A Preferred shares until April 30, 2016. After this time (and as of the date of the filing of this report), he may convert the shares to common stock, substantially diluting the common shareholders. As the sole director and the holder of the majority of capital voting shares there is a risk that Mr. Rosenberg can reverse his decision or convert his Series A Convertible Shares after April 30, 2016, significantly diluting the common stock. There are no plans or intentions for Mr. Rosenberg to convert his Series A Preferred Stock at present or after April 30, 2017.

  We do not anticipate paying cash dividends for the foreseeable future, and therefore investors should not buy our stock if they wish to receive cash dividends.

  We have not paid dividends in the past and do not expect to pay dividends for the foreseeable future, and any return on investment may be limited to potential future appreciation on the value of our common stock.

  We currently intend to retain any future earnings to support the development and expansion of our business and do not anticipate paying cash dividends in the foreseeable future. Our payment of any future dividends will be at the discretion of our board of directors after taking into account various factors, including without limitation, our financial condition, operating results, cash needs, growth plans, and the terms of any credit agreements that we may be party to at the time. To the extent we do not pay dividends, our stock may be less valuable because a return on investment will only occur if and to the extent our stock price increases, which may never occur. In addition, investors must rely on sales of their common stock after price appreciation as the only way to realize their investment, and if the price of our stock does not appreciate, then there will be no return on investment. Investors seeking cash dividends should not purchase our common stock.

  Our officers, directors, and principal stockholders (greater than 5% stockholders) collectively control approximately 50% of our outstanding common stock. As a result, these stockholders will be able to affect the outcome of, or exert significant influence over, all matters requiring stockholder approval, including the election and removal of directors and any change in control. In particular, this concentration of ownership of our common stock could have the effect or delaying or preventing a change in control of us or otherwise discouraging or preventing a potential acquirer from attempting to obtain control of us. This, in turn, could have a negative effect on the market price of our common stock. It could also prevent our stockholders from realizing a premium over the market prices for their shares of common stock. Moreover, the interests of this concentration of ownership may not always coincide with our interests or the interests of other stockholders, and accordingly, they could cause us to enter into transactions or agreements that we would not otherwise consider.

  Our common stock may be considered a “penny stock,” and thereby be subject to additional sale and trading regulations that may make it more difficult to sell.

  Our common stock is considered to be a “penny stock.” It does not qualify for one of the exemptions from the definition of “penny stock” under Section 3a51-1 of the Exchange Act. Our common stock is a “penny stock” because it meets one or more of the following conditions (i) the stock trades at a price less than $5.00 per share; (ii) it is not traded on a “recognized” national exchange or (iii) it is not quoted on the NASDAQ Global Market, or has a price less than $5.00 per share. The principal result or effect of being designated a “penny stock” is that securities broker-dealers participating in sales of our common stock are subject to the “penny stock” regulations set forth in Rules 15-2 through 15g-9 promulgated under the Securities Exchange Act. For example, Rule 15g-2 requires broker-dealers dealing in penny stocks to provide potential investors with a document disclosing the risks of penny stocks and to obtain a manually signed and dated written receipt of the document at least two business days before effecting any transaction in a penny stock for the investor's account. Moreover, Rule 15g-9 requires broker-dealers in penny stocks to approve the account of any investor for transactions in such stocks before selling any penny stock to that investor. This procedure requires the broker-dealer to (i) obtain from the investor information concerning his or her financial situation, investment experience and investment objectives; (ii) reasonably determine, based on that information, that transactions in penny stocks are suitable for the investor and that the investor has sufficient knowledge and experience as to be reasonably capable of evaluating the risks of penny stock transactions; (iii) provide the investor with a written statement setting forth the basis on which the broker-dealer made the determination in (ii) above; and (iv) receive a signed and dated copy of such statement from the investor, confirming that it accurately reflects the investor's financial situation, investment experience and investment objectives. Compliance with these requirements may make it more difficult and time consuming for holders of our common stock to resell their shares to third parties or to otherwise dispose of them in the market or otherwise.

  FINRA sales practice requirements may limit a shareholder’s ability to buy and sell our common shares.

  In addition to the “penny stock” rules described above, FINRA has adopted rules that require that in recommending an investment to a customer, a broker-dealer must have reasonable grounds for believing that the investment is suitable for that customer. Prior to recommending speculative low priced securities to their non-institutional customers, broker-dealers must make reasonable efforts to obtain information about the customer’s financial status, tax status, investment objectives and other information. Under interpretations of these rules, FINRA believes that there is a high probability that speculative low priced securities will not be suitable for at least some customers. FINRA requirements make it more difficult for broker-dealers to recommend that their customers buy our common shares, which may limit your ability to buy and sell our stock and have an adverse effect on the market for our shares.

  Rule 144 sales in the future may have a depressive effect on the company's stock price as an increase in supply of shares for sale, with no corresponding increase in demand will cause prices to fall.

  All of the outstanding shares of common stock held by the present officers, directors, and affiliate stockholders are "restricted securities" within the meaning of Rule 144 under the Securities Act of 1933, as amended. As restricted shares, these shares may be resold only pursuant to an effective registration statement or under the requirements of Rule 144 or other applicable exemptions from registration under the Securities Act of 1933 and as required under applicable state securities laws. Rule 144 provides in essence that a person who is an affiliate or officer or director who has held restricted securities for six months may, under certain conditions, sell every three months, in brokerage transactions, a number of shares that does not exceed the greater of 1.0% of a Company's issued and outstanding common stock. There is no limit on the amount of restricted securities that may be sold by a non-affiliate after the owner has held the restricted securities for a period of six months if the Company is a current reporting company under the Securities Exchange Act of 1934. A sale under Rule 144 or under any other exemption from the Securities Act of 1933 if available, or pursuant to subsequent registration of shares of common stock of present stockholders, may have depressive effect upon the price of the common stock in any market that may develop.

  Future issuances of shares for various considerations including working capital and operating expenses will increase the number of shares outstanding which will dilute existing investors and may have a depressive effect on the company's stock price.

  There may be substantial dilution to our shareholders purchasing in future offerings as a result of future decisions of the Board to issue shares without shareholder approval for cash, services, payment of debt or acquisitions.

  There may in all likelihood be little demand for shares of our common stock and as a result investors may be unable to sell at or near ask prices or at all if they need to liquidate their investment.

  There may be little demand for shares of our common stock on the OTC Bulletin Board, or OTC Markets.com, meaning that the number of persons interested in purchasing our common shares at or near ask prices at any given time may be relatively small or non-

  existent. This situation is attributable to a number of factors, including the fact that it is a small company which is relatively unknown to stock analysts, stock brokers, institutional investors and others in the investment community that generate or influence sales volume, and that even if the Company came to the attention of such persons, they tend to be risk-averse and would be reluctant to follow an unproven, early stage company such as ours or purchase or recommend the purchase of any of our Securities until such time as it became more seasoned and viable. As a consequence, there may be periods of several days or more when trading activity in the Company's securities is minimal or non-existent, as compared to a seasoned issuer which has a large and steady volume of trading activity that will generally support continuous sales without an adverse effect on the securities price. We cannot give investors any assurance that a broader or more active public trading market for the Company's common securities will develop or be sustained, or that any trading levels will be sustained. Due to these conditions, we can give investors no assurance that they will be able to sell their shares at or near ask prices or at all if they need money or otherwise desire to liquidate their securities of the Company.

  Public disclosure requirements and compliance with changing regulation of corporate governance pose challenges for our management team and result in additional expenses and costs which may reduce the focus of management and the profitability of our company.

  Changing laws, regulations and standards relating to corporate governance and public disclosure, including the Dodd-Frank Wall Street Reform and Consumer Protection Act and the rules and regulations promulgated thereunder, the Sarbanes-Oxley Act and SEC regulations, have created uncertainty for public companies and significantly increased the costs and risks associated with accessing the U.S. public markets. Our management team will need to devote significant time and financial resources to comply with both existing and evolving standards for public companies, which will lead to increased general and administrative expenses and a diversion of management time and attention from revenue generating activities to compliance activities.

  SHOULD ONE OR MORE OF THE FOREGOING RISKS OR UNCERTAINTIES MATERIALIZE, OR SHOULD THE UNDERLYING ASSUMPTIONS PROVE INCORRECT, ACTUAL RESULTS MAY DIFFER SIGNIFICANTLY FROM THOSE ANTICIPATED, BELIEVED, ESTIMATED, EXPECTED, INTENDED OR PLANNED

  USE OF PROCEEDS

  The gross proceeds to the Company assuming the sale of 120 Units at $25,000 per unit will be $3,000,000. We intend to use these proceeds to acquire additional business that will grow our portfolio in the current business segments and industries.

  RECENT DEVELOPMENTS

  On September 1, 2016 the Company acquired all the assets of Gray Matter, LLC, including the Cherry Hemp Oil brand name, product formulas, inventory, equipment, and intellectual properties. In addition, the Company engaged the former owner of Gray Matter, LLC as its Director of CBD Division.

  The Company has entered into a white label agreement with an e-Cig developer in Canada, whereby the Company will provide e-cigarettes under their brand name. The initial order was placed in July 2016.

  THE COMPANY

  HISTORY AND BACKGROUND

  We were incorporated in the State of Nevada on December 30, 2010 originally under the name Lifetech Industries, Inc. All agreements related to the Lifetech business were terminated and closed as of April 30, 2014. Effective August 2, 2013, the name was changed from "Lifetech Industries, Inc." to "mCig, Inc." The Company’s common stock is traded under the symbol “MCIG.” The Company is based in Henderson, Nevada.

  mCig acts as a holding company that currently operates the following subsidiaries:

  In 2017 we began tracking income through segments.  The company tracks its services and products through five segments and corporate.

	Construction and Consulting
	CBD
	Vaporizers
	Media
	Supplies
	Corporate

  The Company, through its subsidiaries operates under the following business activities for financial reporting purposes:

NAICS CODE	DESCRIPTION
541511	Web (i.e.) page design services, custom
561422	Order taking for clients over the Internet
454111	Internet retail sales sites and Business to Customer retail sales Internet sites
519130	Internet entertainment sites
454112	Internet auctions, retail
519140	Entertainment sites, Internet
541512	Computer hardware consulting services or consultants
518210	Web hosting
517919	VoIP service provider, using client-supplied telecommunications connections
541618	Other Management Consulting Services
236220	Commercial and Institutional Building Construction
541990	Construction – All Other Professional, Scientific, and Technical Services
541611	Administrative Management and General Management Consulting Services

  GENERAL OVERVIEW

  Originally, we were formed to open and operate a full service day spa in Montrose, California.  In October 2013 we repositioned ourselves as a technology company focused on two long-term secular trends sweeping the globe: (1) The decriminalization and legalization of marijuana for medicinal or recreational purposes; and, (2) the adoption of electronic vaporizing cigarettes (commonly known as “eCigs”).

  The Company initially earned revenue through wholesale and retail sales of electronic cigarettes, vaporizers, and accessories in the United States. It offered electronic cigarettes and related products through its online store at www.mcig.org, as well as through the company’s wholesale, distributor, and retail programs. We expanded operations to include the VitaCig brand in 2014.

  In FY2015 we began offering hemp based cannabinoid (“CBD”) products through various websites.

  In 2016 the Company expanded its products and services to include construction.

  In 2017 we added consulting services in the cannabis industry.  In addition, we launched a social media platform, 420Cloud, in the cannabis markets.

  The Company continues to look at strategic acquisitions and product and service developments for future growth.  We are currently incubating a cannabis supply company.

  During this fiscal year, we operated the following websites (which are not incorporated as part of this Form 10K report):

	www.mcig.org
	www.vitacig.org
	www.chillcbdoil.com
	www.vitacbd.com

  In November 2016, California voters approved Proposition 64, which is also known as the Adult Use of Marijuana Act (“the AUMA”), in a ballot initiative. Among other things, the AUMA makes it legal for adults over the age of 21 to use marijuana and to possess up to 28.5 grams of marijuana flowers and 8 grams of marijuana concentrates. Individuals are also permitted to grow up to six marijuana plants for personal use. In addition, the AUMA establishes a licensing system for businesses to, among other things,

  In November 2016, California and Nevada voters both approved marijuana use for adults over the age of 21 without a doctor’s prescription or recommendation, so called recreational marijuana, and permitted the cultivation and sale of marijuana, in each case subject to certain limitations. We intend to seek to obtain the necessary permits and licenses to expand our existing business to cultivate and distribute marijuana in compliance with these laws, although there is no guarantee that we will be successful in doing so. Despite the changes in state laws, marijuana remains illegal under federal law.

  The dichotomy between federal and state laws has also limited the access to banking and other financial services by marijuana businesses. Recently the U.S. Department of Justice and the U.S. Department of Treasury issued guidance for banks considering conducting business with marijuana dispensaries in states where those businesses are legal, pursuant to which banks must now file a Marijuana Limited Suspicious Activity Report that states the marijuana business is following the government’s guidelines with regard to revenue that is generated exclusively from legal sales. However, since the same guidance noted that banks could still face prosecution if they provide financial services to marijuana businesses, it has led to the widespread refusal of the banking industry to offer banking services to marijuana businesses operating within state and local laws.

  Medical cannabis decriminalization is generally referred to as the removal of all criminal penalties for the private possession and use of cannabis by adults, including cultivation for personal use and casual, nonprofit transfers of small amounts. Legalization is generally referred to as the development of a legally controlled market for cannabis, where consumers purchase from a safe, legal, and regulated source.

1. Alaska	11. Maine	21. New York
2. Arizona	12. Maryland	22. North Dakota
3. Arkansas	13. Massachusetts	23. Ohio
4. California	14. Michigan	24. Oregon
5. Colorado	15. Minnesota	25. Pennsylvania
6. Connecticut	16. Montana	26. Rhode Island
7. Delaware	17. Nevada	27. Vermont
8. Florida	18. New Hampshire	28. Washington
9. Hawaii	19. New Jersey
10. Illinois	20. New Mexico

  The states that have legalized medicinal cannabis are as follows (in alphabetical order):

  These 28 states, and the District of Columbia, have adopted laws that exempt patients who use medicinal cannabis under a physician’s supervision from state criminal penalties. These are collectively referred to as the states that have de-criminalized medicinal cannabis, although there is a subtle difference between de-criminalization and legalization, and each state’s laws are different.

  As of April 2017, there are a total of 28 states, plus the District of Columbia, with legislation passed as it relates to medicinal cannabis. These state laws are in direct conflict with the United States Federal Controlled Substances Act (21 U.S.C. § 811) (“CSA”), which places controlled substances, including cannabis, in a schedule. Cannabis is classified as a Schedule I drug, which is viewed as having a high potential for abuse, has no currently-accepted use for medical treatment in the U.S., and lacks acceptable safety for use under medical supervision.

  MARIJUANA INDUSTRY OVERVIEW

	www.vapolution.com
	www.420cloud.com
	www.growcontractors.com
	www.420jobsearch.com
	www.cbd.biz
	www.cherryhempoil.com

  cultivate, process and distribute marijuana products under certain conditions. Many of the provisions of the AUMA do not become effective until January 1, 2018 and the California Bureau of Marijuana Control is expected to enact regulations to implement the AUMA by that date.

  Nevada voters approved Question 2 in a ballot initiative in November 2016. Among other things, Question 2 makes it legal for adults over the age of 21 to use marijuana and to possess up to one ounce of marijuana flowers and one-eighth of an ounce of marijuana concentrates. Individuals are also permitted to grow up to six marijuana plants for personal use. In addition, Question 2 authorizes businesses to cultivate, process and distribute marijuana products under certain conditions. The Nevada Department of Taxation has indicated that it will enact regulations to implement Question 2 by the summer of 2017.

  In an effort to provide guidance to federal law enforcement, the Department of Justice (the “DOJ”) has issued Guidance Regarding Marijuana Enforcement to all United States Attorneys in a memorandum from Deputy Attorney General David Ogden on October 19, 2009, in a memorandum from Deputy Attorney General James Cole on June 29, 2011 and in a memorandum from Deputy Attorney General James Cole on August 29, 2013. Each memorandum provides that the DOJ is committed to the enforcement of the Controlled Substances Act (the “CSA”), but, the DOJ is also committed to using its limited investigative and prosecutorial resources to address the most significant threats in the most effective, consistent, and rational way.

  The August 29, 2013 memorandum provides updated guidance to federal prosecutors concerning marijuana enforcement in light of state laws legalizing medical and recreational marijuana possession in small amounts. The memorandum sets forth certain enforcement priorities that are important to the federal government:

	Distribution of marijuana to children;
	Revenue from the sale of marijuana going to criminals;
	Diversion of medical marijuana from states where it is legal to states where it is not;
	Using state authorized marijuana activity as a pretext of other illegal drug activity;
	Preventing violence in the cultivation and distribution of marijuana;
	Preventing drugged driving;
	Growing marijuana on federal property; and
	Preventing possession or use of marijuana on federal property.

  

  The DOJ has not historically devoted resources to prosecuting individuals whose conduct is limited to possession of small amounts of marijuana for use on private property but has relied on state and local law enforcement to address marijuana activity. In the event the DOJ reverses its stated policy and begins strict enforcement of the CSA in states that have laws legalizing medical marijuana and recreational marijuana in small amounts, there may be a direct and adverse impact to our business and our revenue and profits.

  Furthermore, H.R. 83, enacted by Congress on December 16, 2014, provides that none of the funds made available to the DOJ pursuant to the 2015 Consolidated and Further Continuing Appropriations Act may be used to prevent certain states, including Nevada and California, from implementing their own laws that authorized the use, distribution, possession, or cultivation of medical marijuana. This prohibition is currently in place until April 28, 2017.

  We are monitoring the Trump administration’s, the DOJ’s and Congress’ positions on federal marijuana law and policy. Based on public statements and reports, we understand that certain aspects of those laws and policies are currently under review, but no official changes have been announced. It is possible that certain changes to existing laws or policies could have a negative effect on our business and results of operations.

  E-CIG INDUSTRY OVERVIEW

  The global e-cigarette market is poised to grow over $47 billion by 2025 at a double digit CAGR from 2015 to 2025.

  United States

  In the United States, in 2016, the Food and Drug Administration (“FDA”) finalized a rule extending the regulatory authority to cover all tobacco products, including vaporizers, vape pens, hookah pens, electronic cigarettes (E-Cigarettes), e-pipes, and all other

  Electronic Nicotine Delivery Systems (“ENDS”). FDA now regulates the manufacture, import, packaging, labeling, advertising, promotion, sale, and distribution of ENDS. This includes components and parts of ENDS, but excludes accessories.

  Under the new guidance, any company that make, modify, mix, manufacture, fabricate, assemble, process, label, repack, relabel, or import any tobacco product is considered a tobacco product manufacturer.  Importers of finished tobacco products may be distributors and manufacturers of tobacco products.  Importers who do not own or operate a domestic establishment engaged in the manufacture, preparation, compounding or processing of a tobacco product are not required to register their establishment or provide product listing. However, they must comply with all other applicable tobacco product manufacturer requirements.

  Under these guidelines, we currently have an obligation to comply with the requirements for our VitaCig18 brand.  Should we elect to continue to sell our nicotine based product, the company must comply with the following timeline requirements:

•	Register and submit lists of products, including labeling and advertisements by June 30, 2017
•	Submit tobacco health documents and premarket application for new products to stay on market by August 8, 2017
•	Submit ingredients list by February 8, 2018
•	Include required warning statements on packages and advertisements. "WARNING: This product contains nicotine. Nicotine is an addictive chemical."
•	Submit quantities of harmful and potentially harmful constituents by August 8, 2019

  Recent statements by FDA have begun to clear up the U.S. federal agency’s position on nicotine free e-liquids and synthetic nicotine.  According to court statements made by the FDA, some devices that truly contain no nicotine (or only synthetic nicotine) may not be subject to the deeming regulations, depending on the circumstances in which they are likely to be used.  Some disposable, closed-system devices with zero-nicotine or synthetic nicotine e-liquids may also escape regulation as tobacco products if they meet certain further criteria. However, even if products currently fall outside the scope of the deeming rule, the FDA could choose to regulate them later.

  A majority of our products fall into this category and we believe are exempt from the new FDA guidelines.

  International

  The international markets have been largely driven by a flurry of activities including Mergers and Acquisitions, Patent Warfare, and increasing customization in products among others. Moreover, the emergence of Vape shops is increasingly engaging more users through their wide variety of products and better assistance while shopping the desired products. However, the government's proposals to levy hefty taxes on e-cigarettes are emerging as a key challenge for the market. Also, compatibility issues and the unregulated manufacturing process in China are yet other restraining factors in the e-cigarette market.

  While North America, with U.S. leading the way will dominate the market throughout the forecast period, APAC will be growing at the fastest CAGR, accounting for more than 27% of the global e-cigarette market value by 2025. Significant revenue flow will be observed in China and India.

  Tobacco consortiums, recently established vaping associations and regulatory bodies have a significant role to play in the global e-cigarette industry since the future growth of the market largely depends on the regulatory framework. The implementation of the Tobacco Product Directive (TPD) by the European Union (EU) is by far the most controversial directive and has taken effect from May 2016. Following the regulations, the companies are expected to bring about drastic changes in their marketing and distribution strategies, which might affect the market growth through the forecast period.

  More than 95% of our e-cig sales are international sales.

  CANNABIDIOL (CBD) INDUSTRY OVERVIEW

  Cannabidiol (CBD) is the part of the cannabis plant that doesn't get you “high” like the THC side of the plant. It is typically used for health reasons instead of for recreational purposes. The CBD products are either derived from industrial hemp plants or marijuana plants.  It is estimated that the CBD market will grow to a $2.1 billion market in consumer sales by 2020 with $450 million of those sales coming from hemp-based sources. That's a 700% increase from 2016.  In 2015, the market for consumer sales of hemp-derived CBD products was $90 million, plus another $112 million in marijuana-derived CBD products which were sold through dispensaries –

    bringing a total CBD market to $202 million last year. In addition to the 28 states and the District of Columbia which have legalized cannabis products, 15 additional states have legalized CBD products. Many hemp based CBD products are sold in every state believing they are not subject to the law. MCIG concurs and operates under this belief.

    The US government approach towards CBD is confusing, at best. The Federal government is unclear as to oversight of these products. CBD is specifically defined under the Controlled Substances Act (“CSA”), however, the Drug Enforcement Agency (“DEA”) believes it is a Schedule 1 controlled substance. The Courts have ruled against the DEA in this assumption. The Industrial Hemp Farming Act of 2015 would amend the CSA to exclude hemp, and thus hemp-based CBD.

    Historically, the DEA has made persistent efforts to regulate hemp products. In 2001, DEA issued an Interpretive Rule attempting to ban all hemp seed and hempseed oil food products that contained even minuscule, insignificant amounts of residual THC. The Hemp Industries Association immediately filed suit to stop the enforcement of this rule, which resulted in what became known as the “Hemp Food Rules Challenge.” Ultimately, the subsequent ruling made by the Ninth Circuit issued serendipitously on February 6, 2004, found that the DEA had not followed necessary scheduling procedures to add non-psychoactive hemp to the list of Schedule I controlled substances; and additionally, that Congress clearly did not intend that hemp be prohibited by the Controlled Substance Act when it adopted language from the 1937 Marijuana Tax Act to define the drug ‘marijuana.’

    In December of 2016, the DEA in conjunction with the North Dakota Department of Agriculture (NDDA) indicated that shipment of hemp products made from hemp grown under the state’s hemp pilot program and Congress’ Agricultural Act of 2014 (Farm Bill), would require a permit from the DEA, as the hemp protein powder and hempseed oil food items were subject to DEA regulation.

    It is believed that the DEA’s actions violate the clear Congressional intent of not only of the Farm Bill, which defines industrial hemp as distinct from ‘marijuana’ and legalizes its cultivation and processing under licensing programs in place in 31 states; but also further violate the Consolidated Appropriations Act of 2016, which specifically prohibited federal authorities from using funds to obstruct the “transportation, processing, sale, or use of industrial hemp…within or outside the State in which the industrial hemp is grown or cultivated.” Hence, the DEA may not require lawfully licensed hemp farmers or manufacturers in the U.S. to register for a permit to engage in interstate commerce of industrial hemp products.

    To further cloud the market, the FDA has placed restrictions on claims made by CBD manufacturers and issued staunch warning for those who claim to provide product with health cures without proper documentation and clinical studies. As such, CBD products are intentionally light on details which make it difficult for consumers to know what to buy.

    DESCRIPTION OF SEGMENTS

    Construction and Consulting Segment

    We develop, design, engineer, and construct modular buildings and green houses with unique and proprietary elements that assist cannabis and herbal growers in the market. Each modular building is uniquely designed for each customer. The Company began construction on its first contract in April 2016. In fiscal year 2016, we entered into an exclusive agreement with Sangreen International, a China manufacturer of greenhouses for distribution in North America.

    We expanded our services to include consulting upon the acquisition of Agri-Contractors, LLC in Nov 2016. Our consulting services include:

Creation	Development	Operations
Application Assistance	Application Support	Grow Training
Business Structure & Registration	Facility Layout & Design	Cultivation Methods
Business Plan	Equipment Selection	Retail Training
Market Research	Construction Management	Vendor Relations
Financial Modeling & Forecasting	Merchandising	Compliance Audits
Branding	Process Creation	Staffing Services
Investor Relations	Policies & Procedures
Team Development

    CBD Segment

    We provide wholesale and retail CBD products through multiple websites.  We sale our own private label – VitaCBD, and we sale other brands through contractual arrangements.

    Vaporizer Segment

    We manufacture, distribute, and retail the mCig – an affordable loose-leaf eCig. Designed in the USA – the mCig provides a smoking experience by heating plant material, waxes, and oils delivering, in the Company’s opinion, a smoother inhalation experience.

    The Company manufactures and retails home-use vaporizers. Through VitaCig, Inc., a Florida Company, a wholly owned subsidiary, the Company is engaged in the manufacturing and retailing of a nicotine-free eCig that delivers a water-vapor mixed with vitamins and natural flavors.

    Media Segment

    In 2017 we acquired a social platform which launched on April 20, 2017 as 420cloud, designed specifically for the cannabis industry.  In addition, we acquired and operate 420 Job Search, Ehesive, and WhoDab.  We offer advertisement of cannabis products throughout the 420Cloud environment.

    Supplies Segment

    In 2017 we began operating a cannabis supply business in Nevada on a trial basis.  We are incubating the opportunity through a local entity in which we have obtained an option to acquire should we deem the project viable.

    DESCRIPTION OF SUBSIDIARIES

    Discontinued Business Subsidiary

    Scalable Solutions, LLC

    The Company organized Scalable Solutions, LLC (“SS”) on March 7, 2016 under the laws of the state of Nevada. mCig has been issued 40 membership units and Zoha Development, LLC (“ZOHA”) has been issued 20 units.  ZOHA has a ten year option to purchase 40 additional units which expires March 6, 2026. We subsequently closed Scalable Solutions, LLC on December 31, 2016.  The Company wind down the operations through January 31, 2017.

    Subsidiaries Incorporated

    Omni Health, Inc., (FKA - VitaCig, Inc.)

    On February 24, 2014, the Company entered into a Contribution Agreement with Omni Health, Inc (“OMHE”). In accordance with this agreement, OMHE accepted the contribution by mCig, Inc. of specific assets consisting solely of pending trademarks for the term “VitaCig” filed with the USPTO and $500 in cash as contribution in exchange for 500,135,000 shares of common capital stock representing 100% of the shares outstanding of OMHE.

    On November 28, 2014, mCig completed the spin-off of OMHE (the “Spin-off”). Effective as of 11:59 p.m., New York City time, on November 28, 2014  (the “Distribution Date”), the Company distributed 270,135,000 shares of common stock of OMHE, par value $0.0001 per share (“OMHE Common Stock”), to holders of mCig’s stockholders of record as a pro rata dividend.  The record date for the dividend was November 28, 2014. The Ex-Dividend Date was set for November 25, 2014. mCig stockholders received one share of OMHE Common Stock for every one share of common stock, par value $0.0001 per share, of mCig.  The Spin-off was completed for the purpose of legally and structurally separating OMHE from mCig. MCig retained 230,000,000 shares of common stock and remains a shareholder. The shares of common stock to be received by mCig shareholders were registered on a Form S-1 filed by OMHE and declared effective by the Securities and Exchange Commission on November 5, 2014.

    On June 22, 2017, the Company and OMHE, entered into a Separation and Share Transfer Agreement whereby OMHE transferred the assets and operations of the e-Cig business to the Company in exchange for the return of 172,500,000 shares of OMHE Common Stock to the treasury of OMHE, and for a reduction of the amount owed to the Company in excess of $95,000.

    Omni Health, Inc., a Nevada Corporation, is a public company trading under OMHE.

    mCig Internet Sales, Inc.

    On June 1, 2016, the Company incorporated mCig Internet Sales, Inc., (“mCig Internet”) in the state of Florida in order to operate our CBD business and to consolidate all wholesale and online retail sales from various websites. mCig Internet is a wholly owned subsidiary of the Company.

    VitaCig, Inc.

    On May 26, 2016 we incorporated VitaCig, Inc., (“VitaCig”) in the state of Florida. VitaCig headquarters our global e-cig operations. VitaCig, Inc., is a wholly owned subsidiary of the Company.

    Grow Contractors Inc

    The Company incorporated Grow Contractors Inc., on December 5, 2016. Grow Contractors Inc, operates the construction and consulting segment. On November 18, 2016 Grow Contractors Inc., the Company purchased Agri-Contractors, LLC and subsequently merged operations with Grow Contractors Inc. Agri-Contractors, LLC will be absorbed by Grow Contractors Inc., over a period of time yet to be determined. Grow Contractors Inc., is a wholly owned subsidiary of the Company.

    mCig Limited

    We incorporated in May 2017 to provide corporate oversight to MCIG, and its subsidiaries, operations within the European theatre. mCig Limited., was incorporated in the United Kingdom. mCig Limited, is a wholly owned subsidiary of the Company.

    Tuero Capital, Inc.

    We incorporated in May 2017 to provide financial services to our clients. Tuero Capital is not incorporated in the fiscal year 2017 performance.

    GigETech, Inc.

    We incorporated GigETech, Inc., in the state of Delaware on April 3, 2017. We then assigned our newly acquired social media platform software to GigETech. We launched the social media platform on April 20, 2017. GigETech, Inc., is a wholly owned subsidiary of the Company.

    Subsidiaries Acquired

    Vapolution, Inc.

    On January 23, 2014, the Company entered into a Stock Purchase Agreement acquiring 100% ownership in Vapolution, Inc., which manufactures and retails home-use vaporizers. As part of this transaction, .mCig, Inc. issued 5,000,000 common shares to shareholders of Vapolution, Inc. in two separate payments of 2,500,000 common shares. The shareholders of Vapolution, Inc. retained the right to rescind the transaction, which expired on January 23, 2015 but was extended to May 23, 2015. Subsequently, on August 25, 2015, the final payment to the shareholders of Vapolution as extended to September 30, 2015 and the right to rescind the transaction was extended to June 30, 2017. On April 30, 2015 the Company impaired the $625,000 initial investment into Vapolution, Inc., but maintains the $67,500 investment on its balance sheet for the second payment.

    On January 23, 2014, Paul Rosenberg, CEO of mCig, Inc. cancelled an equal amount (2,500,000 shares) of common shares owned by him resulting in a net non-dilutive transaction to existing mCig, Inc. shareholders. The remaining 2,500,000 of common shares owned by Paul Rosenberg were cancelled to offset the 2,500,000 new shares issued from the treasury to complete the purchase of Vapolution, Inc.

    On January 17, 2017 the Company entered into a settlement agreement with the previous owners of Vapolution, Inc., whereby they returned to the Company 1,700,000 shares of MCIG common stock, $961 in cash, and $40,541 in inventory. Prior to this, Vapolution was not incorporated in to the consolidated financial statements of the Company. Effective January 17, 2017 we began consolidating Vapolution with the Company’s financial reports. Vapolution, Inc., is wholly owned by mCig, Inc.

    Agri-Contractors, LLC

    On November 18, 2016 we acquired, through a Purchase Agreement, Agri-Contractors, LLC. We combined the operations of Agri-Contractors with Grow Contractors Corp and expanded the services to include consulting. We merged the operations of Agri-Contractors, LLC with Grow Contractors in December 2016. Agri-Contractors, LLC provides consulting services to grow facilities, production companies, and dispensaries servicing the cannabis medical and recreational markets.

    VitaCBD, LLC

    On January 31, 2017 we entered into an agreement with Stony Hill Corp (“STNY”) where we sold 80% of our VitaCBD brand in exchange for $850,000 in stock and cash. As a condition to entering into this Agreement STNY and the Company agreed to assign their interest of the VitaCBD brand to VitaCBD, LLC. VitaCBD, LLC was incorporated in March 2017 in the state of Nevada. VitaCBD, LLC operates and is consolidated under STNY financial statements. We account for the financials of VitaCBD as net revenue(loss) of non-controlling entity on our financial statements.

    BUSINESS MODEL

    The Company continues to look at increasing revenue internally and through strategic acquisitions. The Company utilizes many methods of identifying new products to produce and potential companies to acquire. Our staff continually reviews current market trends to determine appropriate products to introduce. We have had them presented to us by business brokers, have reviewed competition and looked for compelling stories, or incorporated a subsidiary directly for a specific purpose. In some instances, the companies come looking to us for assistance. We will continue to finance additional acquisitions through private placements of stock, debt, or revenue from operations.

    The mCig business model is built around developing and incubating self-sustaining business entities in the cannabis and e-Cig markets. We look for strong management teams that have expertise in their fields and want to operate within the cannabis and e-Cig industry. Once the entities are self-sustaining the company divest them either through i) a sale of the assets, ii) a spin-off into its own publicly traded entity, or iii) seek additional partners and privatize the business.

    Our first successful spin off was in 2014 which now operates as Omni Health, Inc. In 2017 we sold our VitaCBD brand for $850,000 in cash and stock of Stony Hill Corp. We are currently developing and incubating entities specializing in i) construction and green houses, ii) social media, iii) cannabis supplies, iv) retail sales, and v) wholesale distribution.

    Expansion through Acquisition

    The Company continues to look for additional acquisition opportunities in the cannabis and e-Cig fields that will enhance our overall growth, complement our existing operations and increase shareholder value. MCIG considers acquisitions as a critical element to our strategic growth. We look for synergistic companies that will provide strength and growth opportunities to the developing products and services of MCIG. We will review current competition in many markets and determine if an acquisition or joint venture is in the best interest of MCIG.

    Marketing and Sales Strategy

    mCig and its subsidiaries evaluate the constant change of the cannabis and e-Cig business. As such, our marketing and sales strategy is subject to change quickly and often. When we evaluate a new product or service, we place considerable analysis on immediate return on investment (during initial 12 month period of launch) as the future long term opportunities are uncertain and highly speculative. In instances where a client has demonstrated an ability to continue to control a market share the Company may consider long term sales as well.

    Our products and services are marketed directly through each subsidiary. As we continue to acquire companies or services, we look for synergic growth opportunities that will allow for expansion of the multiple services available under our umbrella of companies. The growth in revenue created by the cross pollination of products and services are desirable.

    The Company continues to utilize newsletters, advertisement, and viral knowledge of our services to expand our customer base. The Company utilizes all social media platforms to grow its customer awareness.

    Competitive Environment

    The cannabis and e-Cig service business is a highly competitive business. The Company attempts to reduce its competition through cross pollination of services. While the Company believes this will generate stability in its growth, there can be no assurances that the Company will succeed or overcome other competitive advantages.

    The Company enjoys an exclusive licensing agreement with Sangreen International for the sale of greenhouses in North America, giving us the ability to offer our greenhouses at approximately half the price of our competitors. The Company will continue to enjoy this exclusive relationship through 2020.

    Patents and Intellectual Properties

    The Company looks to file two provisional patents in its e-Cig operations and two provisional patents in its social media platform operations. We continually review all products and services prior to introduction into the market for potential patent opportunities in order to provide us with a strategic and protected advantage.

    We maintain copyright protection on all website designs, mobile applications, and software processes and tools designed by us.

    In 2017 the Company embarked on a worldwide endeavor to protect its name and brands. We have recently obtained and/or filed for trademark protection in the USA, Europe, Germany, United Kingdom, Russia, Japan, Vietnam, China, Australia, Mexico, and Canada. We will continue to evaluate our brands and ensure they are globally protected.

    EMPLOYEES AND CONSULTANTS

    As of April 30, 2017, the Company has a total of 69 full-time/part-time employees and consultants throughout the various subsidiaries. The Company has 7 executive and office managers, 18 technical assistance employees that provide computer software and hardware installation, repairs, and maintenance, 5 sales representatives, 7 administrative/shipping clerks, and 32 general laborers. None of our employees are covered by a collective bargaining agreement, and management believes its relationship with our employees is good.

    The Company utilizes a considerable amount of consultants to provide periodic work requirements. When workflow demands a fulltime or justifiable part-time employee the Company hires the appropriate person to fulfill the job requirements.

    MCIG CONSTRUCTION AND CONSULTING DIVISION

    Description

    The Company Construction and Consulting Division build and operate commercial indoor buildings, greenhouses and modular buildings. The company acts as a design/build firm taking the customer from concept to full turnkey occupancy, typically utilizing modular technology, greenhouses and structural insulated panels. The Company has multiple experienced project managers who can take single buildings or ground-up entire projects from infancy to occupancy for those customers who desire to have a comprehensive building solution.

    Competitive Strengths

    The Company has competitive strength in that it maintains the ability to take projects from concept to occupancy, to provide architectural and engineering designs for the construction of commercial buildings.  This one stop full service line of comprehensive building solutions differentiates the Company within the marketplace.

    In October 2016 we entered into an agreement with Beijing Sangreen Agricultural International Technologies Co., LTD, a professional greenhouse manufacturer and exporter to almost 40 countries around the world, providing services of greenhouse design, production, and installation. Greenhouse technology is one of the most "in demand" portions of the sector as they relate to the cannabis and urban farming industries due to their low cost structure and operations. Currently, cultivators are forced to use high priced greenhouse manufactures, where companies are paying a premium based off of name recognition from firms utilizing the same hot dipped galvanized steel from China or aluminum structures. Rather than pay the premium on a US name mark up, we provide our customers the same high quality, but at a lower cost.

    Market

    We recognized early in the cannabis industry that construction was a critical function that would see a boom in growth.  Because cannabis cannot be transferred over state lines, dispensaries and grow operations must be maintained within the state.  In regions that are limited to what they can grow outdoors because of the weather means an enormous increase in industrial construction.  With millions of square feet needed in each of the 28 states which have approved the use of cannabis in one form or another, states and cities are looking at this industry as a redevelopment opportunity.

    The state of Nevada has more than $4.0 billion worth of construction projects either in the planning stages or under development, sparked by the legalization of recreational cannabis in the last election.  The state is projecting more than 4 million acres of grow space needed to meet the future demands for the product.

    The Company maintains current construction headquarters in Las Vegas, Nevada, where a majority of its projects are, with satellite offices in Oregon and California. We currently have $6.7 million is contracted backlog in the state of Nevada and are considered a prime candidate for multiple other projects and extensions on current projects.

    This market continues to see expansive growth in infrastructure building and need for management expertise, even during this current time of economic downturn.  The Company has licensed General Contractors, designers, drafters, managers, and growers on staff who builds and manage commercial structures.  The Company utilizes architects and engineers who are qualified in all 48 continental states and partnership with suppliers in every aspect of equipment needs.

    MCIG E-CIG DIVISION

    We are engaged in the business of marketing and distributing electronic cigarettes, vaporizers and accessories under the VitaCig brand.

    Our Products

    VitaCig® is an innovative tobacco-free, nicotine-free vitamin and essential oil inhalation, aromatherapy device. Instead of containing harmful substances, VitaCig® delivers vapor that is rich in taste, vitamins, natural aroma and natural plant constituents. VitaCig® embodies what you enjoy about smoking, but without the bad aftertaste, the tobacco smoke and the cigarette smell, and no harmful tar.  Just natural ingredients and vapor! Our product is far ahead of conventional e-cigarettes and provides natural aroma, water vapor, plant constituents and valuable vitamins.

    We have 3 editions of the VitaCig product.

	Classic Edition
	S Edition
	VitaCig18 (Nicotine Version)

    Classic Edition

    The science behind the VitaCig was created by Dr. Khary Bryan, and first launched back in 2014. VitaCig is the first and original electronic vitamin and essential oil diffuser brought to market. In our sleek and stylish designed VitaCig® flavor waters device we united natural essential oils, plant extracts and flavors to create the world’s first electronic aromatherapy device to go. The VitaCig® device is designed to deliver the vapor of vitamins A,B,C,E, Coenzyme Q10, terpenes, and phytonutrients via direct inhalation. It uses water vaporization technology to deliver refreshing flavored water vapors created from vitamins and therapeutic essential oils. As the bearing liquid vaporizes at just 60 degrees, it allows for the preservation of a small amount of the vitamin absorbed via the mucus membrane of the oral cavity.

    Phytonutrients and terpenes are compounds found in plants. Take for instance the Boisterous Berry flavor. It is a combination of Vitamin A, Vitamin B1, Vitamin C, Vitamin E, CoenzymeQ10, and B-Myrcene. In order to add the Berry flavor to it, we add blueberry and black currant extracts so that the vapor has an enjoyable, all natural flavor. Each flavor has its own unique combination of vitamin supplements and flavored vapor to go along with its appropriate name.

    The S Edition is similar in the classic edition with the addition of natural ingredients that have been clinically tested to provide the known affect. The Company has completed no studies which demonstrate the effects of its product, but relies on the clinical studies of the ingredients that create energy, reduce stress, suppress appetites, speeds up metabolism, skin health, and improves sleep.

    In 2017 we launched a nicotine version of the VitaCig. While we continue to offer the product, we are evaluating current legislation to determine if we will continue to offer a nicotine product. Should the current legislation requirements become effective in August 2018 we will not continue to offer nicotine induced products, except internationally.

    The Market for Electronic Cigarettes

    We compete in a highly competitive market that includes other e-cigarette marketing companies, as well as traditional tobacco companies. The United States is anticipated to continue to influence the global e-Cig market, which is poised to reach $20.17 billion in revenue by 2025 representing approximately 45% share of the total market. The involvement of the major tobacco companies through multiple acquisitions and brand image and the current legislation in the U.S. is expected to restrict the number of participants in the e-Cig market. As the market moves from a highly fragmented market, to a big brand environment, we have focused on building brand awareness early through viral adoption and word of mouth with our first to market of vitamin infused e-Cigs.  In the future, we expect to employ additional marketing strategies while continuing to develop our supply chain and fulfillment capabilities.

    We market our electronic cigarettes and vaporizers as an alternative to traditional tobacco cigarettes. Because electronic cigarettes offer a “smoking” experience without the burning of tobacco leaf, electronic cigarettes offer users the ability to satisfy their traditional cigarette cravings without smoke, tar, ash or carbon monoxide. In many cases electronic cigarettes may be used where tobacco-burning cigarettes may not. However, we cannot provide any assurances that future regulations may not affect where electronic cigarettes may be used.

    We have distribution agreements that provide for the distribution of our VitaCig product to the following countries:

1. United States	11. Japan	21. Belgium
2. New Zealand	12. China	22. Malaysia
3. Canada	13. Vietnam	23. Guam
4. Australia	14.South Korea
5. Hungary	15. Russia
6. Austria	16. Cyprus
7. Germany	17. Greece
8. United Kingdom	18. Italy
9. France	19.Netherlands
10. Spain	20. Denmark

    Advertising

    Currently, we advertise our products primarily through our direct marketing campaign, on the Internet. We also attempt to build brand awareness through social media marketing activities, web-site promotions, and pay-per-click advertising campaigns.

    We intend to strategically expand our advertising activities in 2017 and also increase our public relations campaigns to gain editorial coverage for our brands. Some of our competitors promote their brands through print media and through celebrity endorsements, and have substantial resources to devote to such efforts. We believe that our and our competitors’ efforts have helped increase our sales, our product acceptance and general industry awareness.

    Direct Competitors

    We believe that our products afford us a competitive advantage which makes our product unique. Companies that are our closest competitors include OpenVAPE and Vaporbrands International, Inc. We view many of these companies as potential acquisition targets.

    Competitive Advantages

    We believe we are positioned to show a strong performance in our industry for the following reasons:

•	We believe we are a market leader in the niche for electronic cigarettes related products.
•	We compete primarily on the basis of product quality, brand recognition, brand loyalty, service, marketing, advertising and price.
•	We believe that through our continuous product upgrades and new product and service offerings, we can distinguish ourselves from the competition.
•	We have developed various product offerings that allow us to provide high quality products/services and maintain a great customer experience.
•	We believe we have a solid business model that relies on multiple revenue streams and has been extended by adding multiple products/services.
•	We pride ourselves on providing well above average customer service to our customers thus generating a high degree of loyalty and involvement of members to the brand.
•	We are adverse to toxic financing and plan to grow organically and through accretive acquisitions.

    MCIG HEMP CBD DIVISION

    We are enmeshed in the Industrial Hemp Industry, both domestically and International. The CBD market grossed $202 million in 2015; however, the US CBD market alone is expected to reach $2.1 billion by 2020, of which it is estimated that $450 million of those sales will be in hemp based sources. We are researching innovative and lucrative projects, partnering with like-minded companies in the Industry, and maximizing our presence in the CBD product markets. We are focused primarily on supplying and developing products for retail brick and mortar shops and online sales, along with Bulk Supply of Raw Hemp Extracts. We believe that i) our partnership in VitaCBD, ii) a developing vapable CBD product line under the brand Cherry Hemp Oil (CHO), iii) contracted sales through www.chillcbdoil.com, and iv) a new online CBD Market Place www.cbd.biz, the MCIG Hemp CBD Division is placed in a great position in the current field of CBD competitors.

    Competitive Strengths

    In April 2017 we settle our disputes with JustChill and maintain an exclusive arrangement for all Internet sales of JustChill products, the number 1 selling CBD product on the Internet.

    Through a Joint Venture, we are working together with Damian Marley’s Stony Hill Corp, to propel the VitaCBD brand and believe it will have an extraordinary advantage over the competition with endless endorsement and promotional opportunities.

    We have recently launched a social media marketplace and believe our CBD.BIZ website is slated to become a popular marketplace online, grouping some of the best brands in the industry into one shop-online site.

    Market

    Medical Cannabis Users and patients around the world are seeking CBD for many reasons. CBD gives them benefits of Cannabis without the aspects of THC that some people do not enjoy. Each day it seems more people learn about the benefits of CBD. There is even a large market of CBD for Pets. We plan to explore ways to continue to get CBD into the proper retail channels.

    Sales

    VitaCBD has a team of salesmen marketing the product line on a wholesale level. CBD.BIZ arranges agreements with companies in the industry, to land orders through our website, safely process the transactions and have the client ship the order themselves. CHO is in the development phase of a Vapable CBD Product and will provides Bulk CBD to developers of some CBD Infused products.

    Competition

    The Hemp CBD Industry is thick with competition. Some with large infrastructure, some with great products lines. There are companies with unique marketing and interesting packaging. Standing out in the crowd requires us to continue to assess our price points and constantly think about what we can do to stay on top. We stand next to the top companies in the world in quality and ability to deliver. As the Hemp CBD Industry grows and stabilizes, we have laid the foundation to build a strong and stable stance in this highly competitive, highly lucrative Industry.

    In April 2017 we settle our disputes with JustChill and maintain an exclusive arrangement for all Internet sales of JustChill products, the number one selling CBD product on the Internet.

    Through a Joint Venture, we are working together with Damian Marley’s Stony Hill Corp, to propel the VitaCBD brand and believe it will have an extraordinary advantage over the competition with endless endorsement and promotional opportunities.

    We have recently launched a social media marketplace and believe our CBD.BIZ website is slated to become a popular marketplace online, grouping some of the best brands in the industry into one shop-online site.

    MCIG SOCIAL MEDIA DIVISION

    Social media is becoming an integral part of life online as social websites and applications continue to grow.  The same holds true for the cannabis industry and market.  mCig entered into the social media foray upon the acquisition of 420Cloud.  The 420Cloud global friendly community was soft launched on April 20, 2017 on iOS and Android through the Apple Store and Google Play, respectively.  The following software will comprise the 420Cloud solution:

•	420 Cloud Mobile
•	420 Cloud Browser
•	420 Cloud API
•	WhoDab
•	Bang Punch
•	420 Single Sign-on Mobile Wallet
•	420 Job Search
•	Weedistry
•	Ehesive
•	420 Cue
•	420 Wise Buy
•	Palm Weed

    In addition to the services provided above to the cannabis community, our unique mobile wallet capabilities and single-sign on features has been instrumental in MCIG incorporating Tuero Capital, Inc., where it will feature some form of exchange service and payment processing service for the cannabis community.  The Company continues to develop these programs, securing its intellectual property where it deems necessary.

    Competitive Strengths

    The Company believes its competitive strengths lie in its personnel and in its proprietary processes.  We have engaged several key programmers for the development and upkeep of our 420Cloud community.  In addition, we have developed two unique processes in how we transfer data and information that we believe will have a revolutionary effect on not just the cannabis community, but social media in general.  We will continue to develop these processes and secure our intellectual property rights prior to disclosure.

    Market

    We consider our market to be the global cannabis community.

    Sales

    At the time of filing the Company has not generated any sales under its social media division.  The Company expects to be generating revenue in the new fiscal year.

    Competition

    Currently the cannabis social media market consist primarily of MassRoots, Duby, Eaze (the Uber of cannabis), HighThere!, 420Singles,  Leafly, Weedmaps, GrowBuddy, and WeGrow.  Each of these companies have their own unique purpose and followers.  It is not the intention of MCIG to compete against these brands, but to compliment and work with these brands to help develop a secure and distinct social platform in which the Company can market the cannabis industry through our unique and targeted algorithm.

    MCIG CANNABIS SUPPLY DIVISION

    In 2017 we entered into an agreement to incubate CBJ Distributing, LLC, doing business as Cannabiz Supply (“Cannabiz”).  Under the agreement Cannabiz operates under mCig.  mCig acquired an option to purchase 80% of Cannabiz which expires on June 30, 2018.  We provide, cultivators and production facilities with high quality packaging including, but not limited to, bags, boxes, vape cartridges, syringes, glass and plastic jars etc. Dispensaries count on us to supply high quality child-proof exit bags for their stores as well as state compliant labels and office supplies.

    Competitive Strengths

    Nevada is going to be one of the largest cannabis markets in the USA, due to its proximity to California and one of the top tourist destinations in the world. We are on the ground floor selling to dispensaries, cultivation and production facilities manned by people that live and work in this community, which we believe gives us a distinct advantage against the out of town, online resellers. We believe Nevada is the gold standard for cannabis regulations, and that developing a supply channel in this market will position us to replicate it on a national level. Most states will follow Nevada’s guidelines when it comes to these regulations. We have been designing our packaging to the highest and strictest standards. This will give us an advantage when we expand into other states.

    Market

    Our market is anyone that sells or uses a cannabis product; to include, dispensaries, cultivators, production facilities, and end-users. We are on the ground selling face to face instead of through a website. We supply our customers the highest in customer service, including same day delivery of in stock products and graphic design where we help our customers create the perfect look for their brand. Our distribution hubs are stocked with all of the day to day products anyone in the cannabis business needs. We provide a quick turnaround service on custom one of a kind value packaging.

    Sales

    Our sales team has been in the cannabis industry, growing and creating cannabis brands. We know what items each stage of the industry wants and needs to sell their products. We remain ahead of the curve on new cannabis products and the way consumers expect to see them offered. We work with cutting edge creative graphic designers to produce what people want. Our company belongs to local industry associations to create networking advantages as well as staying abreast of the latest in rules and regulations that will affect us and our customers.

    Competition

    Our competition is out of state websites and cold callers, who have little knowledge of our customers’ desires and needs, or our market. Many are reworked packaging companies that are trying to be a one size fits all across a multitude of industries with little knowledge of what our industry expects, wants, and needs. We focus and work in the cannabis industry.

    CAPITALIZATION

    The following table sets forth the capitalization of the Company (i) as of August 30, 2016 and (ii) as adjusted to reflect the receipt by the Company of $500,000 and $2,000,000 of proceeds from the sale of the Minimum Amount and the Maximum Amount, respectively.

		July 1, 2017
		As Adjusted
	Actual	Minimum	Maximum
		(in thousands)
Shareholders’ equity
Series A Preferred stock	12,750	12,750	12,750
Common stock	386,094	390,094	398,094
Notes receivable for issuance of stock, net	-	-	-
Unamortized expenses	-	-	-
Accumulated deficit	5,131	5,131	5,131
Total shareholders’ equity	11,119	11,619	14,119
Total capitalization	5,988	6,488	8,988

    MANAGEMENT

    All of our directors hold office until the next annual meeting of stockholders and until their successors have been elected and qualified or until their earlier resignation or removal unless his or her office is earlier vacated in accordance with our bylaws or he or she becomes disqualified to act as a director. Our officers shall hold office until the meeting of the Board of Directors following the next annual meeting of stockholders and until his successor has been elected and qualified or until his earlier resignation or removal.  The Board of Directors may remove any officer for cause or without cause.

    Our executive officers and directors and their respective ages as of the date of this Annual Report are as follows:

Name	Age	Position(s)
Paul Rosenberg	46	President, Chief Executive Officer and Director
Michael Hawkins	54	Chief Financial Officer
Alex Mardikian	46	Chief Marketing Officer

    Paul Rosenberg was appointed as our Chief Executive Officer, Treasurer, Secretary, and Director of mCig, Inc. on May 23, 2013. For the past 5 years Mr. Rosenberg has been a private investor focusing on the technology space where he has over two decades of experience as a software engineer specializing in complex distributed systems in C++, Delphi, VB, Java, and Oracle DB projects via his consulting company: PR Data Consulting. Since 1997, Mr. Rosenberg has worked as an independent consultant with both private and public enterprises including:  The Federal Deposit Insurance Company (FDIC), The Zennstrom/Friis Group (Kazaa/Skype/Atomico Ventures), and Trust Digital (later sold to Mcafee in 2010), Dell, Inc., Boeing, and Microsoft Inc. as well as several other notable companies.

    Michael Hawkins has been our Chief Financial Officer since April 8, 2016. Prior to fulfilling this role, Mr. Hawkins was the Managing Member of Epic Industry, LLC and the Chief Financial Officer for ICA Solutions, Inc.  Mr. Hawkins has worked in the hospitality and entertainment industry and construction industry, providing executive level services as CEO, CFO, and COO to multiple nanotech public and privately held companies.. Mr. Hawkins earned his B.S. in Computer Science and Business Administration from University of Maryland, University College.

    Alex Mardikian has been our Chief Marketing Officer since April 1, 2017. Alex Mardikian has an extensive background in manufacturing, marketing and sales, with 30-years of experience, which encompasses owning and operating his own successful companies, both in the private and public sectors, from Fortune 50 companies scaled down to start-ups, all of which he held a title.   This included his role as Western Regional Manager, Product Design and Certification, for Schlumberger Industries and as a founding principal of publicly traded company Sonic Jet Performance and Force Protection, publicly traded on the OTC and successfully listed and traded on the Nasdaq.   His success is warranted by communicating and achieving the value proposition of a company and / or product line, through gorilla marketing for global and exclusive licensing of Von Dutch, Ed Hardy, Quadrophenia with The WHO and the Grammy Label by appointment by the Recording Academy.    In the last decade, Alex has focused his direction more so on digital marketing and the cannabis industry.    Over that span to date, he has been appointed key roles in MegaUpload, in relation to leveraging consumer and media data of a user base of 50M unique IP’s daily and public relations, Otherside Farms, an Education and Cultivation co-op in Southern California, Northsight Capital in Arizona and mCig Group, headquartered in Nevada.   He attended the University of Souther California, UC Riverside and Mt. San Antonio College specializing in Mechanical Engineering, with emphasizes in Hydraulics and Fluid Power Technologies.

    Compensation of Directors and Officers

    The following table sets forth the annual compensation to be paid by the Company to its CEO and CFO, who are the only two executive with long term (3 year) contracts.  All other management agreements have the right to be terminated with 30 days written notice.

                                    Paul Rosenberg                   $156,000 per year

                                    Michael Hawkins                $156,000 per year

    The company will seek to continue to employee additional qualified industry specialist in the business acumen and technical aspects of the cannabis and cannabinoid industry.

    Indemnification of Officers and Directors

    Nevada Corporation Law allows for the indemnification of officers, directors, and any corporate agents in terms sufficiently broad to indemnify such persons under certain circumstances for liabilities, including reimbursement for expenses, incurred arising under the 1933 Act. The Bylaws of the Company provide that the Company will indemnify its directors and officers to the fullest extent authorized or permitted by law and such right to indemnification will continue as to a person who has ceased to be a director or officer of the Company and will inure to the benefit of his or her heirs, executors and Consultants; provided, however, that, except for proceedings to enforce rights to indemnification, the Company will not be obligated to indemnify any director or officer in connection with a proceeding (or part thereof) initiated by such person unless such proceeding (or part thereof) was authorized by the Board of Directors. The right to indemnification conferred will include the right to be paid by the Company the expenses (including attorney’s fees) incurred in defending any such proceeding in advance of its final disposition.

    The Company may, to the extent authorized from time to time by the Board of Directors, provide rights to indemnification and to the advancement of expenses to employees and agents of the Company similar to those conferred to directors and officers of the Company. The rights to indemnification and to the advancement of expenses are subject to the requirements of the 1940 Act to the extent applicable.

    Furthermore, the Company may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Company or another company against any expense, liability or loss, whether or not the Company would have the power to indemnify such person against such expense, liability or loss under the Nevada General Corporation Law.

    THE MARKET

    2015 was another watershed year for the legal cannabis market. National legal sales grew to $5.7 billion up from $4.6 billion in 2014. National sales were fueled by explosive growth in adult use market sales, which grew from $373.8 million in 2014 to $1.2 billion by the end of 2015; an increase of 232%. Demand is expected to remain strong in 2016 with legal markets projected to grow to $7.1 billion, a 26% increase over 2015.

    By 2020, legal market sales are expected to surpass $22 billion, with adult use sales comprising about 53% of the total legal market.

    Legal Sales are a Growing Revenue Source for States

    Legal sales have been a boon for state coffers in markets like Colorado, where the state was expected to generate $135 million in cannabis taxes and licenses fees in 2015, a 77% increase over the $76 million the state raised in 2014. In Washington, the first year of legal sales generated $70 million in tax revenues from sales of $257 million, a significant windfall even after product shortages and pricing instability plagued the program during its early months.

    Majority Support for Legalization is Fueling a National Policy Shift

    The industry’s continued expansion was matched by equally strong growth in popular support for cannabis legalization nationally. According to Gallup, 58% of Americans now support legalization of cannabis for adult use, up from 36% in 2005; a separate poll by Harris found 81% of Americans support legalization for medical use.

    While support for cannabis law reform has risen across all age groups, it is highest among adults age 18-34, 74% of whom now support legalization of adult use. This broad base of support among younger voters portends a generational shift in views that will fundamentally reshape the country’s approach to cannabis regulation. The wide exposure of the majority of Americans to evolving cannabis laws has been instrumental in shaping the public’s increasing acceptance of cannabis.

    State Market Success has Established a Stark Alternative to Prohibition

    By almost every metric the legalization and regulation of adult use in Colorado and Washington has been a success. Many of the negative outcomes threatened by prohibitionists have not borne out. Crime is down, falling prices have made the legal market increasingly competitive against the black market, regulatory compliance is high as businesses dare not risk losing their valuable licenses, and product quality and diversity has increased. The success of these markets has provided the first clear evidence that legalization is a viable alternative to prohibition, a factbased counterpoint to the argument that it is in society’s best interests to sustain the prohibition of cannabis.

    The shift in this debate is currently playing out in state houses across the country as well as on the national stage. The 2016 presidential election is the first time in U.S. history that major party candidates have declared support for legal adult use cannabis access. In Congress, lawmakers have slashed the DEA’s budget, prohibited the Justice Department from spending resources to intervene in legal state markets that meet certain criteria, proposed rescheduling of cannabis to enable more medical research and introduced the first-ever legislation to end federal cannabis prohibition altogether.

    Sales, Growth, and Forecasts - Data Analysis: National Market

    The strong growth in demand for legal cannabis over the past two years is expected to continue in the years ahead. Twenty-three states already permit medical cannabis use and four states and the District of Columbia allow full adult use. With nearly a dozen states debating changes to their cannabis laws in the coming year, 2016 will be the tipping point in which a majority of U.S. states transition from cannabis prohibition to some form of regulated legal markets. Key states, including California, Nevada and Massachusetts, are expected to legalize adult use, while Florida is expected to pass a medical cannabis bill similar to the one that narrowly failed in 2014.

    FINANCIAL

    The Company, while maintaining a “start-up” status, has developed considerable assets, and with its well respected management team coming together from some of the largest companies within the cannabinoid industry, the company is poised to capture market potentials, utilizing all the relevant and new technologies, to ensure we operate one of the most powerful business unit within the market. The Company incorporates its Form 10K file with the SEC on September 1, 2016 into this Prospectus.

    Historical Financials

    The audited financials are attached as Appendix B. The Company recorded $1.7M revenue in its last fiscal year, a 238% growth year over end. As standard with all companies in starting in the cannabis and cannabinoid industry, the first few years of service is directed towards asset management and creating a revenue backlog. See “Company Assets” for a complete review of the assets developed by the management team and with the management team’s invested capital.

    Projected Financials

    The financial projections are attached as Appendix A. While management believes these projections to be conservative, we highly encourage every investor to read the “Risk Factors” at the beginning of this prospectus and the “Assumptions” contained below, which may impact these projections.

    Revenue Projections

    The following summary is based upon the primary services and retail sales, and introduction of new model services scheduled to launch in fiscal year 2017. The Company is in current negotiations with a potential customer to acquire the necessary licenses to grow and dispense cannabis, depending on the outcome of a third party appraisal of the position. In addition, the company has been approached by two suitors to discuss a joint venture in which to grow and dispense cannabis.

Income Projections by Segments

(000)	2017	2018	2019	2020	2021
Construction	2,400	5,000	7,500	10,000	12,500
Media	-	1,000	4,000	7,000	10,000
Finance	-	1,600	3,700	6,600	7,100
CBD	1,200	100	840	2,400	5,100
e-Cig	1,000	1,000	2,300	3,000	3,500
Supplies	100	1,000	1,500	2,000	2,500
License/Cultivation	-	-	6,000	10,000	15,000
Total Revenue	$4,700	$9,700	$25,840	$41,000	$55,700

    PRINCIPAL SHAREHOLDERS

    The following table sets forth certain information known to the Company with respect to the beneficial ownership of its securities as of August 30, 2016, by each person known by Company to be the beneficial owner of more than 5% of such securities. Except as otherwise indicated, the Company believes that the beneficial owners of the securities listed below, based on information furnished by such owners, have sole investment and voting power with respect to such securities, subject to community property laws where applicable.

    Paul Rosenberg 39.7%

    LEGAL PROCEEDINGS

    None

    DESCRIPTION OF CAPITAL

    Generally

    MCig has authorized capital stock consisting of 560,000,000 shares of common stock, par value $0.0001 per share, and 23,000,000 Series A Preferred Stock, par value $0.0001, of which 386,094,258 shares of common stock and 12,750,000 shares of Series A Preferred Stock are issued and outstanding. There are currently 70 shareholders of record of common stock, and 2 shareholders of record of Series A Preferred Stock.

    Common Stock

    Holders of outstanding shares of common stock are entitled to one vote per share on all matters submitted to a vote of the shareholders. Except as may be required by applicable law, holders of outstanding shares of common stock vote together as a single class. Holders of a majority of the outstanding shares of common stock constitute a quorum at any meeting of shareholders.

    Holders of outstanding shares of common stock are entitled to receive dividends, if, as, and when declared by the Board of Directors out of funds legally available therefore. Upon our liquidation, holders of outstanding shares of common stock are entitled to share ratably in all of our assets remaining after payment of liabilities. Holders of outstanding shares of common stock have no preemptive rights or other rights to subscribe for unissued or treasury shares or securities convertible into or exercisable or exchangeable for shares of common stock. The outstanding shares of common stock are, and the shares of common stock being offered when issued will be, duly authorized and validly issued and, upon payment therefore, fully paid and non-assessable.

    Series A Convertible Preferred Stock

    Except as otherwise provided by law, the Series A Preferred shall not be entitled to any dividends.

    The Series A Preferred will vote together with the common stock and not as a separate class except as specifically provided herein or as otherwise required by law. A holder of Series A Preferred shall have the right to that number of votes equal to the aggregate number of shares of common stock issuable upon conversion of such holder’s shares of Series A Preferred.

    The holders of Series A Preferred shall have the right to convert the Series A Preferred, at any time, into shares of common stock of the Company on a one-to-ten basis, as adjusted for stock splits, stock dividends, recapitalizations and the like.

    The liquidation rights and preferences of Series A Preferred will be junior to those of any senior stock, which shall include any class or series of stock of the Company ranking senior to the Series A Preferred in respect of the right to receiving assets upon the liquidation, dissolution or winding up of the affairs of the Company (the “Senior Stock”), and senior to those of the junior stock (which includes the common stock and any other class or series of stock of the Company not entitled to receive any assets upon the liquidation, dissolution or winding up of the affairs of the Corporation until the Series A Preferred shall have received the entire amount to which such stock is entitled upon such liquidation, dissolution or winding up (the “Junior Stock”).

    In the event of any liquidation, dissolution or winding up of the Company, holders of Series A Preferred will be entitled to receive a per share amount equal $0.50 per share, (the “Series A Preference Amount”), subject to the prior preferences of the Senior Stock.

    After payment to the holders of Senior Stock of the full amounts to which they are entitled and payment of the Series A Preference Amount on all outstanding shares of Series A Preferred, any remaining funds and assets of the Company legally available for distribution to stockholders will be distributed pro rata among the holders of the Junior Stock.

    If the Company has insufficient assets to permit payment of the Series A Preference Amount in full to all holders of Series A Preferred, then the assets of the Company will be distributed ratably to the holders of the Series A Preferred in proportion to the Series A Preference Amount each such holder would otherwise be entitled to receive. A merger or consolidation of the Company in which its stockholders do not retain a majority of the voting power in the surviving corporation, or a sale of all or substantially all the Company’s assets, will each be deemed to be a liquidation, dissolution or winding up of the Company.

    If at any time following the Company’s initial public offering, it determines to register its securities, holders of Series A Preferred shall be entitled to have their shares of Common Stock which are issued upon the conversion of the Series A Preferred (“Conversion Stock”) included in such registration. The Company and its underwriters shall have the right to terminate or withdraw any registration initiated by the Company and to reduce or eliminate the number of shares proposed to be registered on behalf of the holders of Series A Preferred in view of market conditions.

    FINANCIAL OVERVIEW

    Historical Financials

    The Company financials can be reviewed at www.sec.gov in its annual and quarterly reports. Appendix B – Historical Financials is a copy of the FY 2016 Annual Audit.

    AVAILABILITY OF COMPANY REPRESENTATIVES AND MATERIALS

    Michael Hawkins will be available for the purposes of answering questions concerning the terms and conditions of this Offering and to provide any reasonably available information necessary to verify the accuracy of the information provided in the offering materials. He may be reached by phone at (321) 508-6516 during business hours or by email at mike.h@mCig.org. The address of the Company is 250 West 57th Street, Suite 1316, New York, NY 10107.

    APPENDICES

    The following documents are attached hereto:

Appendix A	-	Financial Projections
Appendix B	-	Historical Financials
Appendix C	-	Subscription Agreement
Appendix D	-	Form of Resolution and Certificate of Designation of Series A Convertible Preferred Stock
Appendix E	-	Form of Warrant

    All materials must be completed and delivered to the Company by each Subscriber. Upon acceptance of a subscription, the Company will endorse such acceptance on a copy of the Subscription Agreement and return it to the Subscriber.

    APPENDIX A

    Financial Projections

    APPENDIX B

    Historical Financial

    APPENDIX C

    SUBSCRIPTION AGREEMENT

    MCIG, INC

    Subscription Documentation Package

    To subscribe for Units in the private offering of

    MCIG, INC

    1.       Date and Fill in the number of Units being subscribed for and Complete and Sign the Signature Page included in the Subscription Agreement.

    2.       Initial the Accredited Investor Certification page attached to this letter.

    3.       Complete and Return the Investor Profile and, if applicable, Wire Transfer Authorization attached to this letter.

    4.       Fax all forms to Mr. Michael Hawkins at (321) 421-6616 and then send all signed original documents with a check to:

    mCig, Inc.

    5.      Please make your subscription payment payable to the order of “MCig, Inc. Escrow Fund”

    For wiring funds directly to the escrow account, please contact the Company.

    Investors will purchase the number of units (the “Units”) set forth on the signature page to the Subscription Agreement at a purchase price of $25,000 per Unit.  Each Unit consists of 100,000 shares of Common stock, (the “Series A Preferred” or “Shares”), of MCig, Inc., a Nevada corporation (the “Company”) and a five-year warrant, with an exercise price of $0.50 per share, (the “Warrants”) to purchase 50,000 shares of Common Stock. The subscription for the Units will be made in accordance with and subject to the terms and conditions of the Subscription Agreement and the Memorandum (as defined in the Subscription Agreement).

    All subscription funds will be held in a non-interest bearing escrow account in the Company’s name at the Law Offices of Thomas G. Amon, or with such other escrow agent as may be appointed by the Company.  In the event that the Company does not succeed in receiving and accepting subscriptions for at least 20 Units ($500,000) (the “Minimum Amount”) on or before August 30, 2017, subject to an extension to September 31, 2017 at the discretion of the Company, the Company will refund all subscription funds, without interest accrued thereon, and will return the subscription documents to each subscriber.  If the Company rejects a subscription, either in whole or in part (which decision is in the sole discretion of the Company), the rejected subscription funds or the rejected portion thereof will be returned promptly to such subscriber without interest accrued thereon.  The minimum subscription per investor in the Offering is $25,000; provided, however, that the Company, in their sole discretion, may waive such minimum subscription requirement from time to time.

    Questions regarding completion of the subscription documents should be directed to Michael Hawkins at (321) 508-6516.  ALL SUBSCRIPTION DOCUMENTS MUST BE FILLED IN AND SIGNED EXACTLY AS SET FORTH WITHIN.

    MCIG INC

    Subscription Agreement

    To:         MCig, Inc.,

    2901 Highland Drive, Unit 13B,

    Las Vegas, NV 89109

                                   Attention:             Paul Rosenberg, Chief Executive Officer

    1.            Subscription.  I hereby offer to purchase ___________ units (“Units”) of MCig, Inc.,, a Nevada corporation (the “Company”), each Unit consisting of 50,000 shares of Common Stock of the Company at $25,000 per Unit, in the amount set forth below, pursuant to a private offering (“Offering”) of securities through the Company.  The Units and their underlying Series A Convertible Preferred Stock are, depending upon the circumstances, referred to herein as the “Securities.”

    By execution of this Subscription Agreement, I hereby acknowledge that I understand that the Company is relying upon the accuracy and completeness of all information I have entered herein and all representations and warranties I have made hereunder in complying with the Company’s obligations under applicable federal and state securities laws.  I further acknowledge and certify that I have received, read, and am familiar with the Company’s Private Placement Memorandum and financial projections for the Company relating to the Offering (together, the “Offering Materials”).

2.	General Representations. I represent, acknowledge and agree that:

    (a)          The Securities have not been registered under the Securities Act of 1933, as amended (the “Act”), and are being offered pursuant to the exemption provided by Section 4(2) of the Act (for a transaction by an issuer not involving any public offering), and Rule 506 of Regulation D thereunder.

    (b)          The Securities have not been registered or qualified under the securities law of my state of residence and are being offered under an exemption from registration or qualification under the securities laws of my state; and that the offer, sale and issuance of the Securities have not been registered or qualified under any other state securities laws and if offered in other states, may only be issued and sold pursuant to applicable exemptions in such states;

    (c)          The Securities are being purchased by me for my own account, for investment only and not with a view toward resale or distribution thereof to any other person, and I am not participating, directly or indirectly, in any underwriting or distribution;

    (d)          None of the Securities purchased by me shall be sold or otherwise transferred contrary to the provisions of this Subscription Agreement or any federal or state securities law, and I understand that unless the Securities are subsequently registered under the Act, they may not in any event be sold or transferred except by a valid exemption from registration under the Act;

    (e)          Any and all certificates representing the Securities purchased and any and all securities issued in replacement thereof or in exchange thereof shall bear the following legend or one substantially similar thereto, which I have read and understand:

    “THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER FEDERAL OR STATE SECURITIES LAWS AND MAY NOT BE OFFERED OR SOLD, OR TRANSFERRED FOR VALUE WITHOUT EITHER REGISTRATION UNDER THOSE LAWS OR THE FURNISHING OF AN OPINION OF COUNSEL SATISFACTORY TO COUNSEL FOR THE COMPANY THAT TO DO SO WOULD NOT VIOLATE THE REGISTRATION PROVISIONS OF SUCH LAWS.”

         (f) The Company shall have the right to issue stop transfer instructions on its official stock records, and I acknowledge that the Company has informed me of its intention to issue such instructions:

         (g) There is currently no trading market in the Securities of the Company, and the Company presently has no plans to register the Securities, so that there may never be a public trading market for the Securities, with consequent possible indefinite illiquidity of the Securities;

         (h) At no time has it been explicitly or implicitly represented, guaranteed or warranted to me by the Company, its management, the agents or employees of the Company, the selling agent or any other person: (i) that I will be able to transfer the Securities on any particular date; (ii) that if and when I may wish to transfer the Securities, such securities will be validly transferable under federal and applicable state securities laws; (iii) that I will realize any percentage or amount of profit, gain or other consideration as a result of any investment I have made or will make in the Company; or (iv) that I or other shareholders will receive any dividends or other distributions from the Company at any time;

         (i) Investment in the Securities is a long-term speculative investment which involves a substantial risk of loss to me of my entire investment; that I take full cognizance of and responsibility for the risks related to the purchase of the Securities; I have no need for liquidity with respect to my investment either now or within the foreseeable future; and I can bear a complete loss of my investment without undue hardship to me or my family;

         (j) I and my purchaser representative, if any, have been afforded an opportunity to examine such documents and obtain such information, including the Company’s financial statements, concerning the Company as I may have requested, and I have had the opportunity to request such other information and ask questions of the officers and directors of the Company (and all information so requested has been provided) for the purpose of verifying the information furnished to me and for answering any question I may have had concerning the business, prospects and affairs of the Company;

         (k) I understand and acknowledge that any projections, financial forecasts which may likely prove to be incorrect in view of the early stage of the Company’s development; and no assurance has been given to me that actual results will correspond in any meaningful way with the results contemplated by the various projections, financial forecasts or predictions; and

         (l) I have been advised to consult with my own investment adviser, attorney, and accountant regarding the Company’s prospects and legal and tax matters, concerning an investment in the Company, and have done so, to the extent I consider that to be necessary.

         3. Suitability Standards, Representations, and Warranties. I represent and warrant that all of the information which I have furnished in this Subscription Agreement and in the accompanying Offeree Questionnaire is correct and complete as of the date of this Subscription Agreement, and will be correct and complete on the closing of the sale of the Units subscribed for, and the representations and warranties and agreements herein shall survive the closing date and may be relied upon by the Company and the selling agent in their reliance upon an exemption from registration under the Act and state securities laws.

         4. Indemnification. I understand the meaning and legal consequences of the representations and warranties contained in this Subscription Agreement and the accompanying Offeree Questionnaire, and I agree to indemnify and hold harmless the Company, its officers and directors, and each agent and employee thereof, from and against any and all loss, damage, liability or expense (including judgments, fines, amounts paid in settlement, attorney’s fees and other legal costs actually incurred as a result of any such person or entity being made a party or threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative, by reason of or arising from any breach of representation or warranty of mine or any misrepresentation or misstatement of fact or omission to state or represent facts made by me to the Company, including without limitation, the information which I have furnished in this Subscription Agreement or in the Offeree Questionnaire.

    5. Miscellaneous

         (a) All notices or other communications given or made hereunder shall be in writing and shall be delivered or mailed by registered or certified mail, return receipt requested, postage prepaid, to the Company at the address set forth above and to the undersigned at the address set forth on the signature page hereof.

         (b) This Subscription Agreement and accompanying Offeree Questionnaire constitute the entire agreement among the parties hereto with respect to the subject matter hereof and supersede any prior or contemporaneous representations, warranties, or agreements (whether oral or written), and may be amended or waived only by a writing executed by the party to be bound.

         (c) If more than one person is signing this Subscription agreement, each representation, warranty and agreement made herein shall be a joint and several representation, warranty or agreement of each person and entity on behalf of which this Subscription Agreement is signed.

    ANTI-MONEY LAUNDERING REQUIREMENTS

The USA PATRIOT Act	What is money laundering?	How big is the problem and why is it important?

    The USA PATRIOT Act is designed to detect, deter, and punish terrorists in the United States and abroad.  The Act imposes new anti-money laundering requirements on brokerage firms and financial institutions.  Since April 24, 2002 all brokerage firms have been required to have new, comprehensive anti-money laundering programs.

    To help you understand theses efforts, we want to provide you with some information about money laundering and our steps to implement the USA PATRIOT Act.

    Money laundering is the process of disguising illegally obtained money so that the funds appear to come from legitimate sources or activities.  Money laundering occurs in connection with a wide variety of crimes, including illegal arms sales, drug trafficking, robbery, fraud, racketeering, and terrorism.

    The use of the U.S. financial system by criminals to facilitate terrorism or other crimes could well taint our financial markets.  According to the U.S. State Department, one recent estimate puts the amount of worldwide money laundering activity at $1 trillion a year.

What are we required to do to eliminate money laundering?

    Under new rules required by the USA PATRIOT Act, our anti-money laundering program must designate a special compliance officer, set up employee training, conduct independent audits, and establish policies and procedures to detect and report suspicious transaction and ensure compliance with the new laws.

    As part of our required program, we may ask you to provide various identification documents or other information.  Until you provide the information or documents we need, we may not be able to effect any transactions for you.

    MCIG INC

    SIGNATURE PAGE TO

    SUBSCRIPTION AGREEMENT

    Purchaser hereby elects to purchase a total of ______ Units at a price of $25,000 per Unit (NOTE: to be completed by the Purchaser).

    Date (NOTE: To be completed by the Purchaser): __________________, 2017

    If the Purchaser is an INDIVIDUAL, and if purchased as JOINT TENANTS, as TENANTS IN COMMON, or as COMMUNITY PROPERTY:

                    ____________________________             ______________________________

                    Print Name(s)                                                      Social Security Number(s)

                    ___________________________               ______________________________

                    Signature(s) of Purchaser(s)                             Signature

                    ____________________________             ______________________________

                    Date                                                                      Address

    If the Purchaser is a PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY or TRUST:

                    ____________________________             ______________________________

                    Name of Partnership,                                       Federal Taxpayer

                    Corporation, Limited                                         Identification Number

                    Liability Company or Trust

                    By:_________________________             ______________________________

                          Name:                                                            State of Organization

                          Title:

                    ____________________________             ______________________________

                    Date                                                                      Address

    MCIG INC

    By:         __________________________

                    Authorized Officer

    MCIG INC

    ACCREDITED INVESTOR CERTIFICATION

    For Individual Investors Only

    (all Individual Investors must INITIAL where appropriate):

    Initial _______          I certify that I have a net worth (including home, furnishings and automobiles) in excess of $1 million either individually or through aggregating my individual holdings and those in which I have a joint, community property or other similar shared ownership interest with my spouse.

    Initial _______          I certify that I have had an annual gross income for the past two years of at least $200,000 (or $300,000 jointly with my spouse) and expect my income (or joint income, as appropriate) to reach the same level in the current year.

    Initial _______           I certify that I am a director or executive officer of MCig Satellites Corporation (the “Company”).

    For Non-Individual Investors

    (all Non-Individual Investors must INITIAL where appropriate):

    Initial _______           The undersigned certifies that it is a partnership, corporation, limited liability company or business trust that is 100% owned by persons who meet either of the criteria for Individual Investors, above.

    Initial _______           The undersigned certifies that it is a partnership, corporation, limited liability company or business trust that has total assets of at least $5 million and was not formed for the purpose of investing in the Company.

    Initial _______           The undersigned certifies that it is an employee benefit plan whose investment decision is made by a plan fiduciary (as defined in ERISA §3(21)) that is a bank, savings and loan association, insurance company or registered investment adviser.

    Initial _______          The undersigned certifies that it is an employee benefit plan whose total assets exceed $5,000,000 as of the date of the Subscription Agreement.

    Initial _______           The undersigned certifies that it is a self-directed employee benefit plan whose investment decisions are made solely by persons who meet either of the criteria for Individual Investors, above.

    Initial _______           The undersigned certifies that it is a U.S. bank, U.S. savings and loan association or other similar U.S. institution acting in its individual or fiduciary capacity.

    Initial _______          The undersigned certifies that it is a broker-dealer registered pursuant to §15 of the Securities Exchange Act of 1934.

    Initial _______           The undersigned certifies that it is an organization described in §501(c)(3) of the Internal Revenue Code with total assets exceeding $5,000,000 and not formed for the specific purpose of investing in the Company.

    Initial _______          The undersigned certifies that it is a trust with total assets of at least $5,000,000, not formed for the specific purpose of investing in the Company, and whose purchase is directed by a person with such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment.

    Initial _______          The undersigned certifies that it is a plan established and maintained by a state or its political subdivisions, or any agency or instrumentality thereof, for the benefit of its employees, and which has total assets in excess of $5,000,000.

    Initial _______          The undersigned certifies that it is an insurance company as defined in §2(13) of the Securities Act of 1933, as amended, or a registered investment company.

    MCIG INC

    Investor Profile
    (Must be completed by Investor)

    Section A - Personal Investor Information

    Investor Name(s): _____________________________________________________________________________________             Individual executing Profile or Trustee: _____________________________________________________________________                Social Security Numbers / Federal I.D. Number: __________________________________________________________________           Date of Birth: _______________ Marital Status:______________________                                                                                                               Joint Party Date of Birth: ______________________   Investment Experience (Years): __________________                                                Annual Income: ______________________Liquid Net Worth: _______________________                                                                                  Net Worth: ________________

    Investment Objectives (circle one or more): Long Term Capital Appreciation, Short Term Trading, Businessman’s Risk, Income, Safety of Principal, Tax Exempt Income or other

    Home Street Address: _____________________________________________________________________________________        Home City, State & Zip Code: _____________________________________________________________________________________ Home Phone: ________________________ Home Fax: ________________________ Home Email: _______________________________ Employer: _____________________________________________________________________________________                        Employer Street Address: _____________________________________________________________________________________ Employer City, State & Zip Code: _____________________________________________________________________________________                                                   Bus. Phone: __________________________ Bus. Fax: __________________________ Bus. Email: ________________________________ Type of Business: _____________________________________________________________________________________

    APPENDIX D

         Resolution and Certificate of the Designation of the Series A Convertible Preferred Stock of MCig Inc

    APPENDIX E

    Form of Warrant